SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                   Growth and
                                   Income Fund

                                  JUNE 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

      The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

      While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Growth and Income Fund

               Stock market surprises investors with strong gains
                              in first half of '98

The U.S. stock market got off to a running start in early 1998. Declining interest rates, low inflation, and a healthy economy provided the perfect setting for stocks to surge ahead. In addition, concerns about Southeast Asia's financial crisis eased. With consumer confidence and spending at high levels, retailing and other consumer-oriented sectors benefited. In the second quarter, the market became much choppier, as Asia's problems further unraveled. Signs of slower profit growth, along with a strong dollar and stiff price competition, translated into weaker second-quarter earnings forecasts from many U.S. companies. This sent the stock market sideways for much of the spring with jittery investors again favoring large-company stocks. The Standard & Poor's 500 Stock Index -- a broad measure of market performance -- ended the first half with a return of 17.71%.

      John Hancock Growth and Income Fund benefited from its focus on large-company stocks. For the six months ended June 30, 1998, the Fund's Class A and Class B shares produced total returns of 14.08% and 13.63%, respectively, at net asset value. The Fund's Class C shares, which were introduced on May 1, 1998 in the midst of heightened volatility, returned - 0.41% at net asset value from inception through the end of June. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's returns were ahead

"In the second quarter, the market became much choppier..."

[A 3 3/4" x 2 1/4" photo at bottom of page of fund management team members. Caption below reads "Fund management team members (l - r): Tim Keefe, Tim Quinlisk and Lisa Welch."]

================================================================================

                   John Hancock Funds - Growth and Income Fund


[Chart at the top of left hand column with the heading "Top Five Stock Holdings". The chart lists five stocks: 1.) Progressive Corp. 4.0%; 2.) Computer Associates International 3.60%; 3.) Galileo International 2.5%; 4.) Lucent Technologies 2.4% and 5.) Ace, Ltd. 2.1%. A note below the chart reads "As a percentage of net assets on June 30, 1998."]

"As the market reached all-time highs, we took a cautious approach."

of the average growth and income fund, which returned 12.11% for the six-month period, according to Lipper Analytical Services, Inc.1 For longer-term performance information, please see pages six and seven.

Technology boosts performance

Among the Fund's best performers were technology stocks. We focused on software and service companies, avoiding hardware companies, which were more susceptible to Southeast Asia's problems. One of our largest investments was Galileo International, a leader in computer airline reservations systems. When the company's stock price fell late last year on fears that problems in Southeast Asia would hurt business, we bought more shares. Galileo's revenues remained strong, with the stock climbing 63% between January and June. Another large holding was Lucent Technologies, a company that sells telecommunications equipment. Since its spin-off from AT&T two years ago, Lucent has made significant headway in expanding its customer base and cutting expenses. This powerful combination sent the stock price up over 100% in the past six months.

      Our largest investment was Progressive Corp., an auto insurer that did well thanks to strong revenue growth and improved efficiencies from declining auto repair costs. The Fund also had a sizable stake in American Home Products, makers of Robitussin cough syrup, which was up 35% during the first half of the year. We bought shares in both stocks during the fourth quarter of 1997 when short-term problems had temporarily depressed their stock prices below what we thought they were worth.

Caution holds us back

As the market reached all-time highs, we took a cautious approach. This kept the Fund from fully participating in the market's recent upswing, but also protected it from extreme volatility. Along these lines, we held a sizable 13% stake in utilities, including telecommunications companies, which are mostly insulated from problems in Southeast Asia. Utilities stocks are also cheap, with strong prospects from industry consolidation. In the top-performing retailing sector, we had only a 2.7% stake. However, the retail stocks we owned, like Wal-Mart Stores and McDonald's, did well.

      We also had our share of short-term disappointments. TCF Financial had trouble meeting earnings expectations during the period. A major expansion program along with a flatter yield curve -- or narrower difference between long- and short-term interest rates -- hurt the bank's profit margins. Several health-care and transportation investments also fell short of our

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is American Home Products followed by an up arrow with the phrase "Resolution of drug interaction concerns." The second listing is Ace, Ltd. followed by an up arrow with the phrase "Good growth and strong management team." The third listing is DENTSPLY International followed by a down arrow with the phrase "Insurance reimbursement issues in Germany." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

                   John Hancock Funds - Growth and Income Fund

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 3% with -3% at the bottom and 15% at the top. The first bar represents the 14.08% total return for John Hancock Growth and Income Fund Class A. The second bar represents the 13.63% total return for John Hancock Growth and Income Fund Class B. The third bar represents the -0.41%* total return for John Hancock Growth and Income Fund Class C and the fourth bar represents the 12.11% total return for the average growth and income fund. A note below the chart reads "Total returns for John Hancock Growth and Income Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information." The footnote below reads "*From inception May 1, 1998 to June 30, 1998."]

expectations. DENTSPLY International, a leading manufacturer of dental products, and Respironics, a maker of respiratory devices, faltered because of changes in insurance reimbursement schedules. Airline stocks, like Northwest Airlines and KLM Royal Dutch Airlines, suffered from the perception that a slowdown in Southeast Asia would curtail their business to the Orient.

Opportunity abounds

Increased volatility has also brought more buying opportunities. We recently bought Electronic Data Systems, a leading provider of outsourced technology services, after short-term problems with its largest client caused its stock price to fall. We also added to our stake in Computer Associates International, our number two holding, when its share price temporarily dropped. Computer Associates, which develops software that helps companies move from mainframe computing to client server systems, announced it would try to buy Computer Sciences Corp. -- another one of our investments. Although Computer Associates' stock price dropped, we believed it would come out a winner whichever way the deal went, so we added to our stake. After the acquisition fell through, its stock quickly came back and Computer Sciences' share price took off.

      We've also taken advantage of low valuations -- prices relative to earnings and other measures -- to add to our energy holdings. Recent additions include YPF Sociedad Anonima, an international integrated oil company based in Argentina, and Triton Energy Ltd., an exploration and production company that has recently put itself up for sale. In the finance sector, we focused on strong insurance companies like Ace, Ltd. and PMI Group, whose stock prices have been hurt by weak pricing in the industry.

      We expect the market's volatility to continue as business conditions get tougher and new challenges emerge. With current valuations at high levels, investors punish severely the stock of companies that fail to meet earnings expectations. Fortunately, this often makes the stock of leading companies available at compelling valuations. We'll continue looking for situations where short-term events have unfairly clouded strong long-term outlooks. A recent change in our prospectus means we no longer have a 5% ceiling on our foreign investments. This will expand the Fund's opportunities to invest in great businesses that happen to be domiciled outside the United States.

"Increased volatility has also brought more buying opportunities."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                    ONE          FIVE              TEN
                                    YEAR         YEARS            YEARS
                                    ----         -----            -----

Cumulative Total Returns           20.67%       135.35%           331.93%
Average Annual Total Returns(1)    20.67%        18.67%            15.76%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                                     SINCE
                                    ONE          FIVE              INCEPTION
                                    YEAR         YEARS             (8/22/91)
                                    ----         -----             ---------

Cumulative Total Returns           21.06%       136.46%           192.02%
Average Annual Total Returns(1)    21.06%        18.78%            16.91%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                                     SINCE
                                                                   INCEPTION
                                                                   (5/1/98)
                                                                   --------
Cumulative Total Return                                            (1.40%)
Average Annual Total Return(1)                                     (1.40%)(2)

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee for the 1998 fiscal year only. Without this fee reduction, the average annual total return for the one-year period for Class A and Class B shares would have been 20.66% and 21.05%, respectively. There was no change to the average annual total return for the remaining Class A and Class B periods shown above or for Class C shares.

(2)   Not annualized.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Growth and Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Assuming all distributions were reinvested a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $9,959 without sales charge and $9,860 with maximum sales charge as of June 30, 1998. For comparison, the same $10,000 investment in the Standard & Poor's 500 Stock Index would be worth $10,227.

--------------------------------------------------------------------------------
Growth and Income Fund
Class A shares

Line chart with the heading Growth and Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $66,439 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on December 31, 1987 before sales charge, and is equal to $47,676 as of June 30, 1998. The third line represents the Growth and Income Fund, after sales charge, and is equal to $45,292 as of June 30, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth and Income Fund
Class B shares

Line chart with the heading Growth and Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Standard & Poor's 500 Stock Index, and is equal to $34,741 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Growth and Income Fund on August 22, 1991, after sales charge, and is equal to $29,202 as of June 30, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value -- Note C:
  Common stocks (cost - $567,995,398) .........................     $813,956,523
  Preferred stocks (cost - $14,237,770) .......................       16,027,251
  Bond (cost - $5,008,875) ....................................        5,044,500
  Joint repurchase agreement (cost - $87,126,000) .............       87,126,000
  Corporate savings account ...................................              200
                                                                  --------------
                                                                     922,154,474
 Receivable for shares sold ...................................        1,218,168
 Receivable for forward foreign currency contracts
  sold - Note A ...............................................           85,139
 Dividends receivable .........................................        1,046,891
 Interest receivable ..........................................          178,012
 Other assets .................................................           62,095
                                                                  --------------
             Total Assets .....................................      924,744,779
             -------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ............................        3,797,685
 Payable for shares repurchased ...............................          506,270
 Dividend payable .............................................            2,737
 Payable to John Hancock Advisers, Inc. .......................
  and affiliates - Note B .....................................          638,177
 Accounts payable and accrued expenses ........................           14,272
                                                                  --------------
             Total Liabilities ................................        4,959,141
             -------------------------------------------------------------------
Net Assets:
 Capital paid-in ..............................................      660,633,745
 Accumulated net realized gain on investments and
  foreign currency transactions ...............................       11,047,320
 Net unrealized appreciation of investments and
  foreign currency transactions ...............................      247,873,719
 Undistributed net investment income ..........................          230,854
                                                                  --------------
             Net Assets .......................................     $919,785,638
             ===================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of
  beneficial interest outstanding -
  unlimited number of shares authorized
  with no par value)
 Class A -- $408,514,420 / 18,566,840 .........................           $22.00
 ===============================================================================
 Class B -- $509,522,313 / 23,219,241 .........................           $21.94
 ===============================================================================
 Class C** -- $1,748,905 / 79,699 .............................           $21.94
 ===============================================================================
Maximum Offering Price Per Share*
 Class A -- ($22.00 x 105.26%) ................................           $23.16
 ===============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
**    Class C shares commenced operations on May 1, 1998.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends (net of foreign withholding taxes of $39,300) ......      $5,377,614
 Interest .....................................................       1,370,224
                                                                 --------------
                                                                      6,747,838
                                                                 --------------
 Expenses:
   Investment management fee -- Note B ........................       2,462,153
   Distribution and service fee -- Note B
     Class A ..................................................         451,238
     Class B ..................................................       2,133,121
     Class C ..................................................           1,372
   Transfer agent fee -- Note B ...............................         740,836
   Registration and filing fees ...............................         118,970
   Custodian fee ..............................................          81,167
   Financial services fee -- Note B ...........................          69,610
   Trustees' fees .............................................          27,896
   Auditing fee ...............................................          18,083
   Printing ...................................................          15,270
   Miscellaneous ..............................................           6,611
   Legal fees .................................................           4,818
                                                                 --------------
             Total Expenses ...................................       6,131,145
             ------------------------------------------------------------------
             Less Management Fee
             Reduction -- Note B ..............................         (74,383)
             ------------------------------------------------------------------
             Net Expenses .....................................       6,056,762
             ------------------------------------------------------------------
             Net Investment Income ............................         691,076
             ------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
 Net realized gain on investments sold ........................       2,387,672
 Net realized loss on foreign currency transactions ...........         (14,506)
 Change in net unrealized appreciation/depreciation
  of investments ..............................................      94,937,147
 Change in net unrealized appreciation/depreciation
  of foreign currency transactions ............................          85,115
                                                                 --------------
             Net Realized and Unrealized
             Gain on Investments and
             Foreign Currency Transactions ....................      97,395,428
             ------------------------------------------------------------------
             Net Increase in Net Assets
             Resulting from Operations ........................     $98,086,504
             ==================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    YEAR ENDED    SIX MONTHS ENDED
                                                                   DECEMBER 31,    JUNE 30, 1998
                                                                      1997           (UNAUDITED)
                                                                  --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .......................................       $1,207,231         $691,076
  Net realized gain on investments sold and
   foreign currency transactions ..............................       63,063,227        2,373,166
   Change in net unrealized appreciation/depreciation
   of investments .............................................       72,108,994       95,022,262
                                                                  --------------   --------------
   Net Increase in Net Assets Resulting
   from Operations ............................................      136,379,452       98,086,504
                                                                  --------------   --------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.0738 and $0.0405 per share,
   respectively) ..............................................         (804,990)        (701,755)
   Class B - ($0.0096 and $0.0026 per share,
   respectively) ..............................................         (101,491)         (52,826)
  Distributions from net realized gain on
   investments sold
   Class A - ($1.0977 and none per share,
   respectively) ..............................................      (24,541,840)              --
   Class B - ($1.0977 and none per share,
   respectively) ..............................................      (26,375,037)              --
                                                                  --------------   --------------
     Total Distributions to Shareholders ......................      (51,823,358)        (754,581)
                                                                  --------------   --------------
From Fund Share Transactions - Net: * .........................      249,537,997      178,806,605
                                                                  --------------   --------------
Net Assets:
  Beginning of period .........................................      309,553,019      643,647,110
                                                                  --------------   --------------
  End of period (including undistributed net
   investment income of $294,359 and $230,854, respectively) ..     $643,647,110     $919,785,638
                                                                  ==============   ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

o Analysis of Fund Share Transactions:

                                                                                           SIX MONTHS ENDED
                                                             YEAR ENDED                      JUNE 30, 1998
                                                         DECEMBER 31, 1997                    (UNAUDITED)
                                                  ------------------------------    ------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
                                                  -------------    -------------    -------------    -------------
CLASS A
 Shares sold ..................................       9,873,058     $181,540,264        5,702,171     $119,317,414
 Shares issued in reorganization - Note D .....       1,152,430       17,941,944               --               --
 Shares issued to shareholders in
  reinvestment of distributions ...............       1,192,715       22,651,383           27,545          608,156
                                                  -------------    -------------    -------------    -------------
                                                     12,218,203      222,133,591        5,729,716      119,925,570
 Less shares repurchased ......................      (6,968,165)    (124,529,510)      (2,860,633)     (60,145,117)
                                                  -------------    -------------    -------------    -------------
 Net increase .................................       5,250,038      $97,604,081        2,869,083      $59,780,453
                                                  =============    =============    =============    =============
CLASS B
 Shares sold ..................................       8,763,042     $168,420,351        8,012,934     $167,832,725
 Shares issued in reorganization - Note D .....       2,252,005       34,935,449               --               --
 Shares issued to shareholders in
  reinvestment of distributions ...............       1,237,669       23,549,294            2,345           50,685
                                                  -------------    -------------    -------------    -------------
                                                     12,252,716      226,905,094        8,015,279      167,883,410
 Less shares repurchased ......................      (3,973,150)     (74,971,178)      (2,421,625)     (50,581,025)
                                                  -------------    -------------    -------------    -------------
 Net increase .................................       8,279,566     $151,933,916        5,593,654     $117,302,385
                                                  =============    =============    =============    =============
 CLASS C**
 Shares sold ..................................              --               --           80,043       $1,731,297
 Less shares repurchased ......................              --               --             (344)          (7,530)
                                                  -------------    -------------    -------------    -------------
 Net increase .................................              --               --           79,699       $1,723,767
                                                  =============    =============    =============    =============

** Class C shares commenced operations on May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                        YEAR ENDED AUGUST 31,                 PERIOD FROM
                                             ------------------------------------------   SEPTEMBER 1, 1996 TO
                                               1993       1994       1995(3)     1996     DECEMBER 31, 1996(6)
                                             --------   --------    --------   --------   --------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....    $12.43     $12.08      $11.42     $13.38            $15.07
                                             --------   --------    --------   --------          --------
  Net Investment Income(1) ................      0.40       0.32        0.21       0.19              0.05
  Net Realized and Unrealized Gain (Loss)
   on Investments .........................      1.12      (0.61)       1.95       1.84              2.15
                                             --------   --------    --------   --------          --------
   Total from Investment Operations .......      1.52      (0.29)       2.16       2.03              2.20
                                             --------   --------    --------   --------          --------
Less Distributions:
  Dividends from Net Investment Income ....     (0.42)     (0.37)      (0.20)     (0.19)            (0.08)
  Distributions from Net Realized Gain
   on Investments Sold ....................     (1.45)        --          --      (0.15)            (1.57)
                                             --------   --------    --------   --------          --------
   Total Distributions ....................     (1.87)     (0.37)      (0.20)     (0.34)            (1.65)
                                             --------   --------    --------   --------          --------
  Net Asset Value, End of Period ..........    $12.08     $11.42      $13.38     $15.07            $15.62
                                             ========   ========    ========   ========          ========
  Total Investment Return at Net
   Asset Value(2) .........................     13.64%     (2.39%)     19.22%     15.33%            14.53%(5)
  Total Adjusted Investment Return at
   Net Asset Value(2,9) ...................        --         --          --         --                --

Ratios and Supplemental Data
  Net Assets, End of Period
   (000s omitted) .........................  $115,780   $121,160    $130,183   $139,548          $163,154
  Ratio of Expenses to Average
   Net Assets .............................      1.29%      1.31%       1.30%      1.17%             1.22%(4)
  Ratio of Adjusted Expenses to
   Average Net Assets(10) .................        --         --          --         --                --
  Ratio of Net Investment Income
   to Average Net Assets ..................      3.43%      2.82%       1.82%      1.28%             0.85%(4)
  Ratio of of Adjusted Net Investment
   Income to Average Net Assets(10) .......        --         --          --         --                --
  Portfolio Turnover Rate .................       107%       195%         99%        74%               26%
  Fee Reduction per Share .................        --         --          --         --                --

                                                 YEAR ENDED   SIX MONTHS ENDED
                                                DECEMBER 31,   JUNE 30, 1998
                                                    1997         (UNAUDITED)
                                                ------------  ----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ....         $15.62        $19.32
                                                  --------      --------
  Net Investment Income(1) ................           0.12          0.06
  Net Realized and Unrealized Gain (Loss)
   on Investments .........................           5.57          2.66
                                                  --------      --------
   Total from Investment Operations .......           5.69          2.72
                                                  --------      --------
Less Distributions:
  Dividends from Net Investment Income ....          (0.07)        (0.04)
  Distributions from Net Realized Gain
   on Investments Sold ....................          (1.92)           --
                                                  --------      --------
   Total Distributions ....................          (1.99)        (0.04)
                                                  --------      --------
  Net Asset Value, End of Period ..........         $19.32        $22.00
                                                  ========      ========
  Total Investment Return at Net
   Asset Value(2) .........................          36.71%        14.08%(5)
  Total Adjusted Investment Return at
   Net Asset Value(2,9) ...................             --         14.07%(5)

Ratios and Supplemental Data
  Net Assets, End of Period
   (000s omitted) .........................       $303,313      $408,514
  Ratio of Expenses to Average
   Net Assets .............................           1.12%         1.13%(4)
  Ratio of Adjusted Expenses to
   Average Net Assets(10) .................             --          1.15%(4)
  Ratio of Net Investment Income
   to Average Net Assets ..................           0.65%         0.58%(4)
  Ratio of of Adjusted Net Investment
   Income to Average Net Assets(10) .......             --          0.56%(4)
  Portfolio Turnover Rate .................            102%(7)        21%
  Fee Reduction per Share .................             --         $0.00(2,8)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                             YEAR ENDED AUGUST 31,                  PERIOD FROM
                                                  -------------------------------------------   SEPTEMBER 1, 1996 TO
                                                    1993       1994       1995(3)      1996     DECEMBER 31, 1996(6)
                                                  --------   --------    --------    --------   --------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning
   of Period ..................................    $12.44      $12.10      $11.44      $13.41         $15.10
                                                 --------    --------    --------    --------    -----------
  Net Investment Income (Loss)(1) .............      0.30        0.24        0.13        0.08           0.01
  Net Realized and Unrealized Gain (Loss)
   on Investments .............................      1.12       (0.61)       1.96        1.85           2.14
                                                 --------    --------    --------    --------    -----------
   Total from Investment Operations ...........      1.42       (0.37)       2.09        1.93           2.15
                                                 --------    --------    --------    --------    -----------
Less Distributions:
  Dividends from Net Investment Income ........     (0.31)      (0.29)      (0.12)      (0.09)         (0.02)
  Distributions from Net Realized Gain
   on Investments Sold ........................     (1.45)         --          --       (0.15)         (1.57)
                                                 --------    --------    --------    --------    -----------
   Total Distributions ........................     (1.76)      (0.29)      (0.12)      (0.24)         (1.59)
                                                 --------    --------    --------    --------    -----------
  Net Asset Value, End of Period ..............    $12.10      $11.44      $13.41      $15.10         $15.66
                                                 ========    ========    ========    ========    ===========
  Total Investment Return at Net
   Asset Value(2) .............................     12.64%      (3.11%)     18.41%      14.49%         14.15%(5)
  Total Adjusted Investment
   Return at Net Asset Value(2,9) .............        --          --          --          --             --
Ratios and Supplemental Data
  Net Assets, End of Period
   (000s omitted) .............................   $65,010    $114,025    $114,723    $125,781       $146,399
  Ratio of Expenses to Average
   Net Assets .................................      2.19%       2.06%       2.03%       1.90%          1.98%(4)
  Ratio of Adjusted Expenses to
   Average Net Assets(10) .....................        --          --          --          --             --
  Ratio of Net Investment Income (Loss)
   to Average Net Assets ......................      2.53%       2.07%       1.09%       0.55%          0.10%(4)
  Ratio of Adjusted Net Investment Loss
    to Average Net Assets(10) .................        --          --          --          --             --
  Portfolio Turnover Rate .....................       107%        195%         99%         74%            26%
  Fee Reduction per Share .....................        --          --          --          --             --

                                                 YEAR ENDED   SIX MONTHS ENDED
                                                DECEMBER 31,   JUNE 30, 1998
                                                    1997         (UNAUDITED)
                                                ------------  ----------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning
   of Period ..................................         $15.66            $19.31
                                                   -----------       -----------
  Net Investment Income (Loss)(1) .............          (0.02)            (0.02)
  Net Realized and Unrealized Gain (Loss)
   on Investments .............................           5.60              2.65
                                                   -----------       -----------
   Total from Investment Operations ...........           5.58              2.63
                                                   -----------       -----------
Less Distributions:
  Dividends from Net Investment Income ........          (0.01)            (0.00)(8)
  Distributions from Net Realized Gain
   on Investments Sold ........................          (1.92)               --
                                                   -----------       -----------
   Total Distributions ........................          (1.93)            (0.00)(8)
                                                   -----------       -----------
  Net Asset Value, End of Period ..............         $19.31            $21.94
                                                   ===========       ===========
  Total Investment Return at Net
   Asset Value(2) .............................          35.80%            13.63%(5)
  Total Adjusted Investment
   Return at Net Asset Value(2,9) .............             --             13.62%(5)
Ratios and Supplemental Data
  Net Assets, End of Period
   (000s omitted) .............................       $340,334          $509,522
  Ratio of Expenses to Average
   Net Assets .................................           1.87%             1.88%(4)
  Ratio of Adjusted Expenses to
   Average Net Assets(10) .....................             --              1.90%(4)
  Ratio of Net Investment Income (Loss)
   to Average Net Assets ......................          (0.10%)           (0.17%)(4)
  Ratio of Adjusted Net Investment Loss
    to Average Net Assets(10) .................             --             (0.19%)(4)
  Portfolio Turnover Rate .....................            102%(7)            21%
  Fee Reduction per Share .....................             --             $0.00(2,8)

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                  PERIOD
                                                             FROM MAY 1, 1998
                                                             (COMMENCEMENT OF
                                                              OPERATIONS) TO
                                                              JUNE 30, 1998
                                                                (UNAUDITED)
                                                             ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ........................     $22.03
                                                                 ---------
  Net Investment Income(1) ....................................       0.00(8)
  Net Realized and Unrealized Loss on Investments .............      (0.09)
                                                                 ---------
   Total from Investment Operations ...........................      (0.09)
                                                                 ---------
  Net Asset Value, End of Period ..............................     $21.94
                                                                 =========
  Total Investment Return at Net Asset Value(2) ...............      (0.41%)(5)
  Total Adjusted Investment Return at Net Asset Value(2,9) ....      (0.41%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ....................     $1,749
  Ratio of Expenses to Average Net Assets .....................       1.88%(4)
  Ratio of Adjusted Expenses to Average Net Assets(10) ........       1.89%(4)
  Ratio of Net Investment Income to Average Net Assets ........       0.10%(4)
  Ratio of Adjusted Net Investment Income to
   Average Net Assets(10) .....................................       0.09%(4)
  Portfolio Turnover Rate .....................................         21%
  Fee Reduction per Share .....................................      $0.00(2,8)

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) On December 2, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(4)   Annualized.
(5)   Not annualized.
(6) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.
(7)   Portfolio turnover rate excludes merger activity.
(8)   Less than $0.01 per share.
(9) An estimated total return calculation that does not take into consideration fee reductions by the Adviser for fiscal year 1998 only.
(10)  Unreimbursed, without fee reductions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on June 30, 1998. It's divided into four main categories: common stocks, preferred stocks, bond and short-term investments. The common and preferred stocks and bond are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

COMMON STOCKS
Advertising (0.01%)
 Princeton Video Image, Inc.* ...........         20,000            $92,500
                                                              -------------
Aerospace (2.35%)
 General Dynamics Corp. .................        150,000          6,975,000
 Northrop Grumman Corp. .................         70,000          7,218,750
 United Technologies Corp. ..............         80,000          7,400,000
                                                              -------------
                                                                 21,593,750
                                                              -------------
Automobile/Trucks (1.18%)
 Dollar Thrifty Automotive Group, Inc.* .        200,000          2,650,000
 General Motors Corp. ...................        100,000          6,681,250
 Lear Corp.* ............................         29,700          1,523,981
                                                              -------------
                                                                 10,855,231
                                                              -------------
Banks - United States (2.37%)
 Banc One Corp. .........................        179,548         10,021,023
 Carnegie Bancorp. ......................         42,500          1,476,875
 Citicorp ...............................         35,000          5,223,750
 First Union Corp. ......................         87,765          5,112,311
                                                              -------------
                                                                 21,833,959
                                                              -------------
Beverages (1.54%)
 Anheuser-Busch Cos., Inc. ..............        300,000         14,156,250
                                                              -------------
Business Services - Misc (2.34%)
 ACNielsen Corp.* .......................        415,500         10,491,375
 Block, H & R, Inc. .....................        250,000         10,531,250
 Diebold, Inc. ..........................         15,000            433,125
 STRATESEC, Inc.* .......................         16,700             29,225
                                                              -------------
                                                                 21,484,975
                                                              -------------
Chemicals (1.32%)
 Monsanto Co. ...........................        145,800         $8,146,575
 Solutia, Inc. ..........................        139,400          3,999,037
                                                              -------------
                                                                 12,145,612
                                                              -------------
Computers (8.58%)
 Automatic Data Processing, Inc. ........         67,500          4,919,062
 Bay Networks, Inc.* ....................         35,000          1,128,750
 Computer Associates International, Inc.         600,000         33,337,500
 Computer Sciences Corp.* ...............        206,748         13,231,872
 Electronic Data Systems Corp. ..........        400,000         16,000,000
 First Data Corp. .......................        125,000          4,164,062
 Networks Associates, Inc.* .............         38,760          1,855,635
 Pathways Group, Inc. (The)* ............         80,000          1,530,000
 Quantum Corp.* .........................        120,000          2,490,000
 Security Dynamics Technologies, Inc.* ..         15,000            277,500
                                                              -------------
                                                                 78,934,381
                                                              -------------
Cosmetics & Personal Care (0.74%)
 Gillette Co. ...........................        120,000          6,802,500
                                                              -------------
Diversified Operations (0.75%)
 Canadian Pacific, Ltd. (Canada).........        244,200          6,929,175
                                                              -------------
Electronics (1.09%)
 Novellus Systems, Inc.* ................         70,200          2,505,263
 SCI Systems, Inc.* .....................        200,000          7,525,000
                                                              -------------
                                                                 10,030,263
                                                              -------------
Energy (0.42%)
 CalEnergy Co., Inc.* ...................        128,980          3,877,461
                                                              -------------
Finance (8.39%)
 Ahmanson (H.F.) & Co. ..................         60,000          4,260,000
 American Express Co. ...................         60,000          6,840,000
 Astoria Financial Corp. ................         82,300          4,403,050
 Charter One Financial, Inc. ............        143,188          4,823,646
 FIRSTPLUS Financial Group, Inc.* .......         90,000          3,240,000
 Heller Financial, Inc.* ................         28,000            840,000
 Morgan Stanley, Dean Witter,
  Discover & Co. ........................        165,400         15,113,425
 SLM Holding Corp. ......................        200,000          9,800,000
 Sovereign Bancorp., Inc. ...............        237,000          3,873,457
 TCF Financial Corp. ....................        656,100         19,354,950
 Washington Mutual, Inc. ................        105,570          4,585,697
                                                              -------------
                                                                 77,134,225
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

Food (1.38%)
 Bestfoods ..............................        153,000         $8,883,562
 Corn Products International, Inc.* .....         19,125            647,859
 IBP, Inc. ..............................        176,400          3,197,250
                                                              -------------
                                                                 12,728,671
                                                              -------------
Insurance (12.58%)
 Ace, Ltd. (Bermuda).....................        500,000         19,500,000
 Allstate Corp. (The) ...................        100,000          9,156,250
 Annuity and Life Re Holdings, Ltd.* ....            700             15,488
 CMAC Investment Corp. ..................         60,000          3,690,000
 Conseco, Inc. ..........................        148,700          6,951,725
 Financial Security Assurance
  Holdings, Ltd. ........................         64,600          3,795,250
 Leucadia National Corp. ................         50,000          1,653,125
 Lincoln National Corp. .................         50,000          4,568,750
 Mercury General Corp. ..................         20,000          1,288,750
 Mitsui Marine and Fire Insurance
  Co, Ltd., (Japan)......................      1,500,000          7,533,150
 PMI Group, Inc. (The) ..................        185,100         13,581,712
 Progressive Corp. ......................        260,405         36,717,105
 Travelers Group, Inc. ..................        120,000          7,275,000
                                                              -------------
                                                                115,726,305
                                                              -------------
Leisure (3.00%)
 Galileo International, Inc. ............        500,000         22,531,250
 Hilton Hotels Corp. ....................         70,300          2,003,550
 King World Productions, Inc.* ..........        118,600          3,024,300
                                                              -------------
                                                                 27,559,100
                                                              -------------
Media (3.49%)
 Central Newspapers, Inc. (Class A) .....        175,000         12,206,250
 Harcourt General, Inc. .................        224,000         13,328,000
 Viacom, Inc. (Class B)* ................        113,000          6,582,250
                                                              -------------
                                                                 32,116,500
                                                              -------------
Medical (9.19%)
 American Home Products Corp. ...........        305,000         15,783,750
 Becton, Dickinson & Co. ................         20,000          1,552,500
 DENTSPLY International, Inc. ...........        200,000          5,000,000
 Johnson & Johnson ......................         45,000          3,318,750
 Lilly (Eli) & Co. ......................        180,000         11,891,250
 Pharmacia & Upjohn, Inc. ...............        185,000          8,533,125
 Respironics, Inc.* .....................        110,700          1,722,769
 Schering-Plough Corp. ..................        160,000         14,660,000
 Warner-Lambert Co. .....................        189,000         13,111,875
 Wellpoint Health Networks, Inc.* .......        120,700          8,931,800
                                                              -------------
                                                                 84,505,819
                                                              -------------
Mortgage Banking (1.66%)
 Fannie Mae .............................        165,000        $10,023,750
 Federal Home Loan Mortgage Corp. .......        112,000          5,271,000
                                                              -------------
                                                                 15,294,750
                                                              -------------
Oil & Gas (5.29%)
 Coastal Corp. (The) ....................         17,000          1,186,812
 Columbia Energy Group ..................         16,500            917,813
 El Paso Natural Gas Co. ................         29,000          1,109,250
 ENI S.p.A. American Depositary
  Receipts (ADR) (Italy).................         35,000          2,275,000
 Mobil Corp. ............................        138,000         10,574,250
 Phillips Petroleum Co. .................        150,000          7,228,125
 Tosco Corp. ............................         60,000          1,762,500
 Triton Energy Ltd.* ....................        440,000         15,702,500
 Williams Cos., Inc. (The) ..............         56,000          1,890,000
 YPF Sociedad Anonima (ADR) (Argentina)..        200,000          6,012,500
                                                              -------------
                                                                 48,658,750
                                                              -------------
Retail (2.74%)
 McDonald's Corp. .......................        100,000          6,900,000
 SED International Holdings, Inc.* ......         68,500            556,563
 Sysco Corp. ............................        250,000          6,406,250
 Tiffany & Co. ..........................         20,000            960,000
 Wal-Mart Stores, Inc. ..................        170,000         10,327,500
                                                              -------------
                                                                 25,150,313
                                                              -------------
Steel (0.25%)
 British Steel PLC (ADR) (United Kingdom)        100,000          2,275,000
                                                              -------------
Telecommunications (6.85%)
 American Tower Corp. (Class A)* ........        100,000          2,493,750
 Bell Atlantic Corp. ....................         60,220          2,747,537
 Commonwealth Telephone Enterprises, Inc.*        66,350          1,749,981
 Lucent Technologies, Inc. ..............        260,400         21,662,025
 MCI Communications Corp. ...............        240,000         13,950,000
 MediaOne Group, Inc.* ..................        302,000         13,269,125
 Telecomunicacoes Brasileiras S/A (ADR)
  (Brazil)...............................          1,300            141,944
 U.S. WEST, Inc. ........................          8,248            387,638
 360 Communications Co.* ................        207,200          6,630,400
                                                              -------------
                                                                 63,032,400
                                                              -------------
Tobacco (1.13%)
 Philip Morris Cos., Inc. ...............        264,800         10,426,500
                                                              -------------
Transport (4.44%)
 Burlington Northern Santa Fe Corp. .....         87,000          8,542,312
 CSX Corp. ..............................         86,100          3,917,550

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                                  MARKET
ISSUER, DESCRIPTION                          NUMBER OF SHARES      VALUE
-------------------                          ----------------      -----

Transport (continued)
 GATX Corp. .............................        150,000         $6,581,250
 KLM Royal Dutch Airlines N.V. (Netherlands)     390,000         15,965,625
 Northwest Airlines Corp. (Class A)* ....        150,000          5,784,375
                                                              -------------
                                                                 40,791,112
                                                              -------------
Utilities (5.42%)
 Atmos Energy Corp. .....................         54,000          1,647,000
 Bay State Gas Co. ......................         36,800          1,409,900
 BEC Energy .............................         46,000          1,909,000
 BellSouth Corp. ........................         20,000          1,342,500
 CMS Energy Corp. .......................         47,000          2,068,000
 DTE Energy Corp. .......................         30,000          1,211,250
 Eastern Enterprises ....................         27,000          1,157,625
 Edison International ...................         33,000            975,563
 Energen Corp. ..........................        100,000          2,012,500
 Florida Progress Corp. .................         26,500          1,089,812
 GTE Corp. ..............................         15,000            834,375
 IPALCO Enterprises, Inc. ...............         29,000          1,288,688
 KN Energy Inc. .........................         25,000          1,354,687
 MarketSpan Corp.* ......................        134,140          4,015,816
 MDU Resources Group, Inc. ..............         35,000          1,249,062
 National Fuel Gas Co. ..................         36,000          1,568,250
 National Power PLC (ADR) (United Kingdom)         4,000            147,500
 New England Electric System ............         37,000          1,600,250
 Niagara Mohawk Power Corp.*.............         75,000          1,120,313
 NUI Corp. ..............................         52,000          1,322,750
 PacifiCorp .............................         50,000          1,131,250
 People's Energy Corp ...................         30,000          1,158,750
 Potomac Electric Power Co. .............         23,000            576,438
 PowerGen PLC (ADR) (United Kingdom).....         13,000            732,875
 Providence Energy Corp. ................         42,000            884,625
 Puget Sound Energy, Inc. ...............         32,000            858,000
 SBC Communications, Inc. ...............        110,000          4,400,000
 Sempra Energy* .........................         75,190          2,086,522
 Sierra Pacific Resources ...............         30,000          1,089,375
 Southern Co. ...........................         36,000            996,750
 Texas Utilities Co. ....................         14,500            603,563
 UtiliCorp United, Inc. .................         47,000          1,771,313
 Washington Gas Light Co. ...............         36,000            963,000
 Washington Water Power Co. .............         48,500          1,088,219
 Wicor, Inc. ............................         60,200          1,392,125
 Yankee Energy System, Inc. .............         31,000            763,375
                                                              -------------
                                                                 49,821,021
                                                              -------------
                      TOTAL COMMON STOCKS
                      (Cost $567,995,398)         (88.50%)      813,956,523
                                             -----------      -------------

PREFERRED STOCKS
Banks - United States (0.15%)
 Chase Manhattan Corp., 10.84%, Ser C ...         44,900         $1,358,225
                                                              -------------
Broker Services (0.85%)
 Salomon, Inc. 7.625%, Ser FSA ..........        165,000          7,816,875
                                                              -------------
Insurance (0.13%)
 Conseco, Inc. 7.00%, Ser E .............          7,700          1,247,400
                                                              -------------
Leasing Companies (0.06%)
 Capita Preferred Trust, 9.06% ..........         20,000            545,000
                                                              -------------
Telecommunications (0.12%)
 Sprint Corp. 8.25% .....................         19,000          1,098,438
                                                              -------------
Tobacco (0.23%)
 DECS Trust, 8.50% ......................        155,000          2,131,250
                                                              -------------
Utilities (0.20%)
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .................................         19,000          1,055,688
 MCN Michigan, L.P., 9.375%, Ser A ......         30,000            774,375
                                                              -------------
                                                                  1,830,063
                                                              -------------
                   TOTAL PREFERRED STOCKS
                       (Cost $14,237,770)          (1.74%)       16,027,251
                                             -----------      -------------

                          INTEREST   CREDIT     PAR VALUE
                            RATE    RATING**  (000s OMITTED)
                            ----    --------  --------------
BOND
Banks - Foreign (0.55%)
 Fuji Bank Ltd.
  Bond 12-31-49(R)         9.870%     BB+         $5,700          5,044,500
                                                              -------------
                               TOTAL BOND
                        (Cost $5,008,875)          (0.55%)        5,044,500
                                             -----------      -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                     INTEREST     PAR VALUE       MARKET
                                       RATE     (000s OMITTED)    VALUE
                                       ----     --------------    -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.47%)
 Investment in a joint repurchase
  agreement transaction with
  Toronto Dominion Securities
  USA, Inc.- dated 06-30-98,
  due 07-01-98 (Secured by U.S.
  Treasury Bond, 9.125% due
  05-15-18, and U.S. Treasury
  Notes, 5.00% thru 8.75% due
  12-31-98 thru 04-30-03)
  - Note A........................    5.750%       $87,126      $87,126,000
                                                              -------------
Corporate Savings Account (0.00%)
 Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95% .............                                      200
                                                              -------------
                TOTAL SHORT-TERM INVESTMENTS         (9.47%)     87,126,200
                                                ----------    -------------
                          TOTAL INVESTMENTS        (100.26%)    922,154,474
                                                ----------    -------------
          OTHER ASSETS AND LIABILITIES, NET          (0.26%)     (2,368,836)
                                                ----------    -------------
                            TOTAL NETASSETS        (100.00%)   $919,785,638
                                                ==========    =============

*     Non-income producing security.
** Credit ratings are unaudited and rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.
(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,044,500 or 0.55% of net assets as of June 30, 1998.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Growth and Income Fund (the "Fund"), John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open foreign currency forward contracts sold at June 30, 1998, were as follows:

                      PRINCIPAL AMOUNT        EXPIRATION        UNREALIZED
CURRENCY             COVERED BY CONTRACT        MONTH          APPRECIATION
--------             -------------------        -----          ------------
JAPANESE YEN             988,181,000           DEC 98               $85,139
                                                               ============

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.625% of the Fund's average daily net asset value. The Adviser has agreed to a one-time reduction

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

of its management fee of $150,000 for the fiscal year 1998 only. Accordingly, the reduction in the management fee amount to $74,383 for the period ended June 30, 1998.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $1,644,966. Out of this amount, $257,452 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $955,431 was paid as sales commissions to unrelated broker-dealers and $432,083 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors") a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1998, contingent deferred sales charges amounted to $334,835.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1998, contingent deferred sales charges amounted to $13.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on transaction the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Funds investments to cover the deferred compensation liability had unrealized appreciation of $2,349.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $338,742,987 and

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

$153,806,408, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended June 30, 1998.

      The cost of investments owned at June 30, 1998 (excluding the corporate savings acccount) for federal income tax purposes was $675,130,236. Gross unrealized appreciation and depreciation of investments aggregated $259,434,130 and $12,410,092, respectively, resulting in net unrealized appreciation of $247,024,038.

NOTE D --
REORGANIZATION

On November 12, 1997 the shareholders of John Hancock Utilities Fund ("JHUF") approved a plan of reorganization between JHUF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,152,430 Class A shares and 2,252,005 Class B shares of the Fund for the net assets of JHUF, which amounted to $22,250,320 and $43,474,047 for Class A and Class B shares, respectively, including $12,846,974 of unrealized appreciation, after close of business at December 5, 1997.

===================================== NOTES ====================================

                   John Hancock Funds - Growth and Income Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             500SA  6/98
                                                                            8/98



                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                    Sovereign
                                  Balanced Fund

                                  JUNE 30, 1998


                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  --------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                  --------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

      The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

      While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.


Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

          BY JOHN SNYDER III, AND BARRY EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                             Sovereign Balanced Fund

                       Solid market results despite Asian
                         uncertainty and economic unrest

The first half of the year was challenging for both the economy and the stock and bond markets due to political and economic unrest in Asia, the recession and corrupt business practices in Japan and Russia, and price deflation for many commodities. On the positive side, however, high U.S. employment levels and strong wage growth have driven consumer confidence to high levels.

      Despite the volatility, the stock market provided strong returns for investors. Since the start of the year, the Standard & Poor's 500 Stock Index has gained 17.71%. The market's strong upward trend, however, was not driven by the broad market, but instead by a narrow group of stocks. Technology stocks, in particular, were one of the market's strongest sectors, rebounding sharply after their dismal performance in the fourth quarter of 1997. Dell Computer, for example, is up 120%; Apple Computer, 119%; Lucent Technologies, 108% and Unisys, 104%.

Performance review

John Hancock Sovereign Balanced Fund turned in solid returns during the first half of 1998. However, the Fund's performance trailed behind the average balanced fund. The difference in performance was primarily due to the fact that we own almost no technology stocks, while many of our peers invest a portion of their portfolios in this sector. It's not that we don't like technology stocks; they simply don't meet our primary investment criterion. As long-time shareholders know, John Hancock Sovereign Balanced Fund focuses on companies that have increased their dividends consistently for at least

[A 3 1/4" x 2 1/4" photo at bottom right of page of fund management team members. Caption below reads "Sovereign Investors Fund management team members (l - r): John Snyder, Barry Evans and Jere Estes."]

"...the stock market provided strong returns for investors."

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

"...we've kept our bond exposure relatively light..."

[Pie Chart at the top of left hand column with the heading "Portfolio Diversification". The chart is divided into three sections (from top to left):
Short-Term Investments & Other 8%, Bonds 26% and Stocks 66%. A note below the chart reads "As a percentage of net assets on June 30, 1998."]

the past 10 years -- what we call "dividend performers." Most technology stocks simply don't meet that criterion.

      For the six months ended June 30, 1998, John Hancock Sovereign Balanced Fund's Class A and Class B shares returned 7.38% and 7.01%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average balanced fund returned 8.95% for the same period, according to Lipper Analytical Services, Inc.(1) See pages six and seven for longer-term performance information.

Stocks: Focus on industry leaders

Companies that make up the dividend performers universe share one common characteristic: they dominate the markets in which they compete. As the economy slows, it will become more difficult for companies with poor fundamentals to show attractive sales and earnings growth. Conversely, these dominant companies will be able to take market share, control industry pricing, expand into new markets, acquire new lines of business, develop new products and services, and grow earnings faster than their industry cohorts. In our view, it's particularly important to own strong companies in the current economic environment. Below are two examples of companies that we believe will be the winners in a slowing economy.

      Home Depot is the world's largest home-improvement retailer and is among the top 10 retailers in the United States. Home Depot's dominance is obvious when compared to its nearest competitor, which had less than half of Home Depot's sales in 1997. Even with such a dominant market position, Home Depot's market share is only approximately 25% of the domestic do-it-yourself market, providing significant growth opportunities.

      Interpublic Group is the second largest advertising holding company worldwide. In addition to owning premier ad agencies like McCann-Erickson, Interpublic has branched out into non-traditional businesses like direct marketing, public relations and sports marketing. The U.S. advertising industry is in the midst of a long expansion and growth in Europe is also picking up. Interpublic has achieved an impressive acceleration of new business wins over the past three years and has grown earnings 14% annually over the past five years.

Bonds: Maintaining light exposure

As we discussed in the annual report six months ago, we currently believe that stocks offer more

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is First Union followed by an up arrow with the phrase "Successful acquisition." The second listing is Dayton Hudson followed by an up arrow with the phrase "Dominant retailer." The third listing is IKON Office Solutions followed by a down arrow with the phrase "Difficulty integrating recent acquisitions." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 2% with 0% at the bottom and 10% at the top. The first bar represents the 7.38% total return for John Hancock Sovereign Balanced Fund Class A. The second bar represents the 7.01% total return for John Hancock Sovereign Balanced Fund Class B and the third bar represents 8.95% total return for the average balanced fund. A note below the chart reads "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average small cap fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information.]

potential. As a result, we've kept our bond exposure relatively light throughout the first half of the year. At the end of June, our bond position was 26%. Our holdings were split between U.S. Treasury bonds and high-quality corporate bonds.

      We've also kept our duration neutral at approximately 4.5 years. Duration measures how sensitive a fund's share price is to interest-rate changes. The shorter the duration, the less sensitive the share price to interest-rate changes. Because of our strong positions in financial stocks and other interest-rate-sensitive companies, the Fund already has a substantial degree of interest-rate exposure. As a result, we plan to maintain a neutral duration in the bond portfolio for the near term.

Outlook

With the market flirting with new highs, it does not take much courage to predict that the upward spiral will continue for awhile. The economy has been stronger than expected. The flow of funds into stocks from both domestic and foreign sources has also been very strong. Inflation has been -- and will continue to be -- benign. However, we do believe that the strong economic underpinnings that provided good corporate earnings last year are disappearing. If this is the case, the market expansion will not be able to continue. Valuations are already extended in a number of areas, including those companies that have been driving the S&P 500.

      The reasons for benign inflation are the very same reasons for our concern about corporate profits in the second half of the year. Global competition has taken almost all of the power to set prices away from corporations and given it to the consumer. Therefore, growth in corporate profits will have to come from increased efficiencies. This suggests substantially slower profit growth.

      We continue to believe that this is the sweet spot of the economic cycle for the stable growth companies. As corporate earnings growth abates, the economy is likely to show signs of slowing in the second half of 1998. We believe companies that historically have been able to grow their earnings consistently -- that is, "dividend performers" -- will be able to do so through an economic slowdown.


"...the economy is likely to show signs of slowing in the second half of 1998."


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/5/92)
                                         ----       -----    ---------
Cumulative Total Returns                 11.59%     74.27%    88.85%
Average Annual Total Returns             11.59%     11.75%    11.73%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (10/5/92)
                                         ----       -----    ---------
Cumulative Total Returns                 11.74%     75.22%    90.19%
Average Annual Total Returns             11.74%     11.87%    11.86%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of June 30, 1998
                                                             SEC 30-DAY
                                                                YIELD
                                                               -------
John Hancock Sovereign Balanced Fund: Class A                   2.28%
John Hancock Sovereign Balanced Fund: Class B                   1.74%

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

--------------------------------------------------------------------------------
Sovereign Balanced Fund
Class A shares

Line chart with the heading Sovereign Balanced Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $31,085 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $19,879 as of June 30, 1998. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $18,885 as of June 30, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sovereign Balanced Fund
Class B shares

Line chart with the heading Sovereign Balanced Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $31,085 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $19,119 as June 30, 1998. The third line represents the Sovereign Balanced Fund after sales charge and is equal to $19,019 as of June 30, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
  Investments at value -- Note C:
   Common stocks and preferred stocks
     (cost-- $88,331,528) ....................................      $130,165,277
   Corporate bonds (cost-- $30,740,627) ......................        31,046,973
   United States government and agencies obligations
     (cost -- $18,934,526) ...................................        19,855,765
   Joint repurchase agreement (cost -- $16,916,000) ..........        16,916,000
   Corporate savings account .................................            12,365
                                                                    ------------
                                                                     197,996,380
  Receivable for investments sold ............................         1,321,104
  Receivable for shares sold .................................            27,506
  Dividends receivable .......................................           124,313
  Interest receivable ........................................         1,163,395
  Other assets ...............................................            26,335
                                                                    ------------
                    Total Assets .............................       200,659,033
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased ..........................         3,013,708
  Payable for shares repurchased .............................            36,064
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ...................................           166,357
  Accounts payable and accrued expenses ......................            38,091
                                                                    ------------
                    Total Liabilities ........................         3,254,220
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ............................................       146,436,819
  Accumulated net realized gain on investments ...............         7,901,621
  Net unrealized appreciation of investments .................        43,063,007
  Undistributed net investment income ........................             3,366
                                                                    ------------
                    Net Assets ...............................      $197,404,813
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
   beneficial interest outstanding --
   30,000,000 shares authorized per class
   with $0.01 par value per share)
  Class A -- $90,411,034/6,394,445 ...........................            $14.14
  ==============================================================================
  Class B -- $106,993,779/7,568,182 ..........................            $14.14
  ==============================================================================
Maximum Offering Price Per Share*
  Class A -- ($14.14 x 105.26%) ..............................            $14.88
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................      $2,474,104
  Dividends (net of foreign withholding taxes of $8,275) .......       1,079,624
                                                                     -----------
                                                                       3,553,728
                                                                     -----------
  Expenses:
     Investment management fee -- Note B .......................         577,640
     Distribution and service fee -- Note B
       Class A .................................................         131,569
       Class B .................................................         515,500
     Transfer agent fee -- Note B ..............................         199,426
     Custodian fee .............................................          23,121
     Registration and filing fees ..............................          18,549
     Financial services fee -- Note B ..........................          17,012
     Auditing fee ..............................................          15,000
     Printing ..................................................           8,117
     Trustees' fees ............................................           8,015
     Miscellaneous .............................................           6,636
     Legal fees ................................................           1,312
                                                                     -----------
                    Total Expenses .............................       1,521,897
                    ------------------------------------------------------------
                    Net Investment Income ......................       2,031,831
                    ------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ........................       6,091,286
  Change in net unrealized appreciation/depreciation
   of investments ..............................................       5,162,216
                                                                     -----------
                    Net Realized and Unrealized
                    Gain on Investments ........................      11,253,502
                    ------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..................     $13,285,333
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                               SIX MONTHS ENDED
                                                                             YEAR ENDED         JUNE 30, 1998
                                                                          DECEMBER 31, 1997      (UNAUDITED)
                                                                          -----------------      -----------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ..............................................        $4,158,403         $2,031,831
   Net realized gain on investments sold ..............................        14,306,942          6,091,286
   Change in net unrealized appreciation/depreciation of investments ..        13,605,012          5,162,216
                                                                            -------------      -------------
     Net Increase in Net Assets Resulting from Operations .............        32,070,357         13,285,333
                                                                            -------------      -------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.3717 and $0.1735 per share, respectively) ..........        (2,166,268)        (1,094,507)
     Class B - ($0.2770 and $0.1248 per share, respectively) ..........        (1,974,558)          (943,834)
   Distributions from net realized gain on investments sold
     Class A - ($1.0829 and none per share, respectively) .............        (6,328,684)                --
     Class B - ($1.0829 and none per share, respectively) .............        (7,611,762)                --
                                                                            -------------      -------------
     Total Distributions to Shareholders ..............................       (18,081,272)        (2,038,341)
                                                                            -------------      -------------
From Fund Share Transactions-- Net:* ..................................         9,426,144            644,879
                                                                            -------------      -------------
Net Assets:
   Beginning of period ................................................       162,097,713        185,512,942
                                                                            -------------      -------------
   End of period (including undistributed net investment income of
     $9,876 and $3,366, respectively) .................................      $185,512,942       $197,404,813
                                                                            =============      =============

* Analysis of Fund Share Transactions:
                                                                                                      SIX MONTHS ENDED
                                                                              YEAR ENDED                JUNE 30, 1998
                                                                           DECEMBER 31, 1997              (UNAUDITED)
                                                                      -----------   ------------   -----------   ------------
                                                                         SHARES        AMOUNT         SHARES        AMOUNT
                                                                      -----------   ------------   -----------   ------------
CLASS A
   Shares sold .....................................................    1,109,775    $14,711,593       713,915     $9,916,921
   Shares issued to shareholders in reinvestment of distributions ..      617,926      8,180,033        73,902      1,047,554
                                                                      -----------   ------------   -----------   ------------
                                                                        1,727,701     22,891,626       787,817     10,964,475
   Less shares repurchased .........................................   (1,210,119)   (16,051,956)     (716,005)    (9,907,296)
                                                                      -----------   ------------   -----------   ------------
   Net increase ....................................................      517,582     $6,839,670        71,812     $1,057,179
                                                                      ===========   ============   ===========   ============
CLASS B
   Shares sold .....................................................      778,364    $10,353,777       695,549     $9,671,511
   Shares issued to shareholders in reinvestment of distributions ..      668,347      8,845,505        59,060        837,912
                                                                      -----------   ------------   -----------   ------------
                                                                        1,446,711     19,199,282       754,609     10,509,423
   Less shares repurchased .........................................   (1,253,224)   (16,612,808)     (784,737)   (10,921,723)
                                                                      -----------   ------------   -----------   ------------
   Net increase (decrease) .........................................      193,487     $2,586,474       (30,128)     ($412,300)
                                                                      ===========   ============   ===========   ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,                 SIX MONTHS ENDED
                                                           -------------------------------------------------------   JUNE 30, 1998
                                                             1993       1994       1995         1996         1997     (UNAUDITED)
                                                           -------    -------    -------      -------      -------    -----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .................   $10.19     $10.74      $9.84       $11.75       $12.27       $13.33
                                                           -------    -------    -------      -------      -------      -------
   Net Investment Income ................................     0.46       0.50       0.44(1)      0.41(1)      0.37(1)      0.17(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments .....................................     0.68      (0.88)      1.91         0.99         2.14         0.81
                                                           -------    -------    -------      -------      -------      -------
     Total from Investment Operations ...................     1.14      (0.38)      2.35         1.40         2.51         0.98
                                                           -------    -------    -------      -------      -------      -------
   Less Distributions:
     Dividends from Net Investment Income ...............    (0.45)     (0.50)     (0.44)       (0.41)       (0.37)       (0.17)
     Distributions from Net Realized Gain on
       Investments Sold .................................    (0.14)     (0.02)        --        (0.47)       (1.08)          --
                                                           -------    -------    -------      -------      -------      -------
     Total Distributions ................................    (0.59)     (0.52)     (0.44)       (0.88)       (1.45)       (0.17)
                                                           -------    -------    -------      -------      -------      -------
   Net Asset Value, End of Period .......................   $10.74      $9.84     $11.75       $12.27       $13.33       $14.14
                                                           =======    =======    =======      =======      =======      =======
   Total Investment Return at Net Asset Value(2) ........    11.38%     (3.51%)    24.23%       12.13%       20.79%        7.38%(3)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .............  $62,218    $61,952    $69,811      $71,242      $84,264      $90,411
   Ratio of Expenses to Average Net Assets ..............     1.45%      1.23%      1.27%        1.29%        1.22%        1.21%(4)
   Ratio of Net Investment Income to Average Net Assets .     4.44%      4.89%      3.99%        3.33%        2.77%        2.48%(4)
   Portfolio Turnover Rate ..............................       85%        78%        45%          80%         115%          26%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,                SIX MONTHS ENDED
                                                           ----------------------------------------------------   JUNE 30, 1998
                                                             1993      1994       1995        1996        1997     (UNAUDITED)
                                                           -------   -------    -------     -------     -------    -----------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period .................   $10.20    $10.75      $9.84      $11.74       $12.27        $13.33
                                                           -------   -------    -------     -------     --------      --------
   Net Investment Income ................................     0.37      0.43       0.36(1)     0.32(1)      0.28(1)       0.12(1)
   Net Realized and Unrealized Gain (Loss)
     on Investments .....................................     0.70     (0.89)      1.90        1.01         2.14          0.81
                                                           -------   -------    -------     -------     --------      --------
     Total from Investment Operations ...................     1.07     (0.46)      2.26        1.33         2.42          0.93
                                                           -------   -------    -------     -------     --------      --------
   Less Distributions:
     Dividends from Net Investment Income ...............    (0.38)    (0.43)     (0.36)      (0.33)       (0.28)        (0.12)
     Distributions from Net Realized Gain on
       Investments Sold .................................    (0.14)    (0.02)        --       (0.47)       (1.08)           --
                                                           -------   -------    -------     -------     --------      --------
     Total Distributions ................................    (0.52)    (0.45)     (0.36)      (0.80)       (1.36)        (0.12)
                                                           -------   -------    -------     -------     --------      --------
   Net Asset Value, End of Period .......................   $10.75     $9.84     $11.74      $12.27       $13.33        $14.14
                                                           =======   =======    =======     =======     ========      ========
   Total Investment Return at Net Asset Value(2) ........    10.63%    (4.22%)    23.30%      11.46%       19.96%         7.01%(3)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .............  $78,775   $79,176    $87,827     $90,855     $101,249      $106,994
   Ratio of Expenses to Average Net Assets ..............     2.10%     1.87%      1.96%       1.99%        1.91%         1.89%(4)
   Ratio of Net Investment Income to Average Net Assets .     4.01%     4.25%      3.31%       2.63%        2.08%         1.80%(4)
   Portfolio Turnover Rate ..............................       85%       78%        45%         80%         115%           26%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Not annualized.
(4) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Schedule of Investments

June 30, 1998 (Unaudited)
Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price earnings ratios.
--------------------------------------------------------------------------------

                                                                                                 COMPOUND
 NUMBER                                                                                           GROWTH       MARKET
OF SHARES                                                                                          RATE         VALUE
---------                                                                                          ----         -----
COMMON STOCKS (64.72%)
Advertising (1.54%)
  50,000   Interpublic Group of Companies, Inc.
               @ 60 11/16...................................................................                  $3,034,375
                                                                                                            ------------
           One of the largest advertising agencies
           in the world
           Earnings P/S..............$ .70, .79, .78, .88, .93, 1.13, 1.26, 1.12, 1.79, 2.00      12.4%
           Dividends P/S..................$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50      12.7%
           Price/Earnings Ratio.........................................................30.4
Banks (6.13%)
  45,000   Banc One Corp. @ 55 13/16........................................................                   2,511,563
           Ohio-based bank holding company
           Earnings P/S.........$ 1.29, 1.37, 1.51, 1.75, 1.96, 2.09, 1.80, 2.20, 2.52, 1.99       4.9%
           Dividends P/S..............$ .46, .52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38      13.0%
           Price/Earnings Ratio.........................................................16.3
  10,000   BankAmerica Corp. @ 86 7/16......................................................                     864,375
           Holding company for Bank of America operating
           in the West
           Earnings P/S..........$ .76, 1.03, 2.08, 2.39, 2.12, 2.44, 2.78, 3.42, 3.86, 4.60      22.1%
           Dividends P/S...............$ .30, .50, .60, .65, .70, .80, .92, 1.08, 1.22, 1.38      18.5%
           Price/Earnings Ratio.........................................................20.8
  60,000   First Tennessee National Corp. @ 31 9/16.........................................                   1,893,750
           Tennessee-based bank holding company
           Earnings P/S...............$ .31, .50, .61, .75, .81, .88, 1.04, 1.24, 1.36, 1.60      20.0%
           Dividends P/S..................$ .21, .24, .27, .29, .32, .38, .43, .49, .55, .62      12.8%
           Price/Earnings Ratio.........................................................20.4
  60,000   KeyCorp. @ 35 5/8................................................................                   2,137,500
           Bank holding company with offices from
           coast to coast
           Earnings P/S.........$ 1.05, 1.16, 1.18, 1.23, 1.20, 1.43, 1.70, 1.71, 1.67, 2.07       7.8%
           Dividends P/S..................$ .34, .40, .44, .46, .49, .56, .64, .72, .76, .84      10.6%
           Price/Earnings Ratio.........................................................16.1
  40,000   NationsBank Corp. @ 76 1/2.......................................................                   3,060,000
           Largest superregional bank in the Southeast
           Earnings P/S...........$ 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.05, 3.83       6.2%
           Dividends P/S...............$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37      12.6%
           Price/Earnings Ratio.........................................................22.2
  40,000   Regions Financial Corp. @ 41 1/16................................................                   1,642,500
           Holding company for Regions Bank operating
           in the Southeast
           Earnings P/S..........$ .96, 1.03, 1.00, 1.13, 1.37, 1.54, 1.71, 1.63, 1.93, 2.26       9.9%
           Dividends P/S..................$ .36, .38, .42, .44, .45, .52, .60, .66, .70, .80       9.3%
           Price/Earnings Ratio.........................................................18.6
                                                                                                            ------------
                                                                                                              12,109,688
                                                                                                            ------------
Beverages (0.83%)
  40,000   PepsiCo, Inc. @ 41 3/16..........................................................                   1,647,500
                                                                                                            ------------
           Second largest soft drink company
           Earnings P/S...............$ .57, .69, .70, .69, .82, 1.00, 1.14, 1.05, .72, 1.02       6.7%
           Dividends P/S..................$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47      16.4%
           Price/Earnings Ratio.........................................................41.5
Building (1.23%)
  40,000   Masco Corp. @ 60 1/2.............................................................                   2,420,000
                                                                                                            ------------
           Manufactures building, home improvement
           and consumer products
           Earnings P/S......$ 2.03, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 2.01, 2.53       2.5%
           Dividends P/S..................$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81       7.0%
           Price/Earnings Ratio...........................................................25
Chemicals (3.55%)
  50,000   Air Products & Chemicals, Inc. @ 40..............................................                   2,000,000
           Producer of industrial gases
           Earnings P/S..........$ 1.01, 1.04, 1.11, 1.16, 1.25, .63, 1.42, 1.87, 1.80, 2.31       9.6%
           Dividends P/S..................$ .28, .32, .35, .38, .42, .45, .48, .51, .54, .58       8.4%
           Price/Earnings Ratio.........................................................16.9
 150,000   RPM, Inc. @ 17...................................................................                   2,550,000
           Manufacturer of specialty chemicals and
           coatings to waterproof and rustproof structures
           Earnings P/S...................$ .37, .34, .32, .40, .35, .58, .65, .71, .66, .84       9.5%
           Dividends P/S..................$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42       8.6%
           Price/Earnings Ratio.........................................................19.2
  70,000   Sigma-Aldrich Corp. @ 35 1/8.....................................................                   2,458,750
           Manufacturer of biochemical and organic
           products used for research and diagnostics
           Earnings P/S..............$ .65, .72, .59, .84, .99, 1.11, 1.14, 1.36, 1.52, 1.69      12.8%
           Dividends P/S..................$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26      14.0%
           Price/Earnings Ratio.........................................................20.5
                                                                                                            ------------
                                                                                                               7,008,750
                                                                                                            ------------
Computers (2.50%)
  35,000   Automatic Data Processing, Inc. @ 72 7/8.........................................                   2,550,625
           Largest independent computing services firm
           in the U.S.
           Earnings P/S.............$ .63, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74, 1.94      13.3%
           Dividends P/S..................$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48      15.6%
           Price/Earnings Ratio.........................................................38.1

The Schedule of Investments is a complete list of all securities owned by the Sovereign Balanced Fund on June 30, 1998. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                 COMPOUND
 NUMBER                                                                                           GROWTH       MARKET
OF SHARES                                                                                          RATE         VALUE
---------                                                                                          ----         -----
Computers (continued)
  40,000   Hewlett-Packard Co. @ 59 7/8.....................................................                  $2,395,000
           Manufactures and services electronic
           measurement, analysis and computation
           instruments
           Earnings P/S..............$ .88, .77, .83, .93, .86, 1.31, 1.92, 2.63, 2.69, 2.88      14.1%
           Dividends P/S..................$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54      25.5%
           Price/Earnings Ratio.........................................................20.7
                                                                                                            ------------
                                                                                                               4,945,625
                                                                                                            ------------
Containers (2.01%)
  40,000   Bemis Company, Inc. @ 40 7/8.....................................................                   1,635,000
           Producer of a broad range of flexible
           packaging and equipment and pressure
           sensitive materials
           Earnings P/S.............$ .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86, 2.05       9.6%
           Dividends P/S..................$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80      15.4%
           Price/Earnings Ratio.........................................................19.4
  77,000   Sonoco Products Corp. @ 30 1/4...................................................                   2,329,250
           Leading manufacturer of containers,
           paper products and packaging
           Earnings P/S...........$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81       6.2%
           Dividends P/S..................$ .28, .35, .39, .40, .43, .46, .48, .54, .59, .64       9.6%
           Price/Earnings Ratio.........................................................16.5
                                                                                                            ------------
                                                                                                               3,964,250
                                                                                                            ------------
Diversified Operations (0.94%)
  15,000   DuPont (E.I.) De Nemours & Co. @ 74 5/8..........................................                   1,119,375
           Nation's largest chemical manufacturer
           Earnings P/S............$ 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.90, 3.35, 2.02       1.5%
           Dividends P/S...............$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23       7.9%
           Price/Earnings Ratio.........................................................33.7
  50,000   IKON Office Solutions, Inc. @ 14 9/16............................................                     728,125
           Distributor of office and paper products
           Earnings P/S...............$ 1.14, .88, .81, 1.04, 1.18, .05, .74, 1.55, .97, .89      NMF
           Dividends P/S........$ .080, .089, .097, .103, .106, .111, .117, .123, .129, .160       8.0%
           Price/Earnings Ratio.........................................................16.8
                                                                                                            ------------
                                                                                                               1,847,500
                                                                                                            ------------
Electronics (5.40%)
  60,000   Emerson Electric Co. @ 60 3/8....................................................                   3,622,500
           Produces and sells electrical/electronic
           products and systems
           Earnings P/S.........$ 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39, 2.66       8.1%
           Dividends P/S................$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11       8.8%
           Price/Earnings Ratio.........................................................23.4
  35,000   General Electric Co. @ 91........................................................                   3,185,000
           Dominant force in home appliances, electrical
           power and financial services
           Earnings P/S.........$ 1.09, 1.21, 1.26, 1.28, 1.12, 1.57, 1.84, 2.08, 2.34, 2.67      10.5%
           Dividends P/S.................$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04      12.9%
           Price/Earnings Ratio.........................................................35.1
  65,000   Grainger (W.W.), Inc. @ 49 13/16.................................................                   3,237,812
           Leading distributor of electrical equipment
           Earnings P/S.........$ 1.10, 1.15, 1.16, 1.19, 1.35, 1.52, 1.31, 1.85, 2.07, 2.37       8.9%
           Dividends P/S..................$ .22, .25, .28, .31, .33, .35, .39, .45, .49, .53      10.3%
           Price/Earnings Ratio.........................................................21.6
  15,000   Hubbell, Inc. (Class B) @ 41 5/8.................................................                     624,375
           Manufactures a variety of electrical products
           Earnings P/S.........$ 1.04, 1.18, 1.21, 1.33, 1.42, 1.01, 1.66, 1.88, 2.21, 2.00      10.5%
           Dividends P/S................$ .43, .53, .63, .70, .76, .78, .81, .92, 1.02, 1.13      11.3%
           Price/Earnings Ratio.........................................................22.3
                                                                                                            ------------
                                                                                                              10,669,687
                                                                                                            ------------
Food (1.49%)
  80,000   Archer-Daniels-Midland Co. @ 19 3/8..............................................                   1,550,000
           Processes and merchandises agricultural
           products
           Earnings P/S.................$ .65, .74, .70, .75, .83, .77, 1.19, 1.33, .69, .83       2.8%
           Dividends P/S........$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193      23.9%
           Price/Earnings Ratio.........................................................21.9
  10,000   General Mills, Inc. @ 68 3/8.....................................................                     683,750
           Leading producer of cereals, specialty foods,
           yogurt and snack products
           Earnings P/S.........$ 2.06, 2.26, 2.82, 3.05, 3.10, 2.14, 1.64, 3.00, 2.82, 2.67       2.9%
           Dividends P/S...........$ .72, .84, .98, 1.14, 1.30, 1.46, 1.55, 1.71, 1.97, 2.09      12.6%
           Price/Earnings Ratio.........................................................25.9
  20,000   McCormick & Co, Inc. @ 35 23/32..................................................                     714,374
           Produces spices, flavorings, seasonings and
           other specialty foods for retail, food processor
           and food service markets
           Earnings P/S.............$ 1.54, .83, .89, 1.05, 1.14, 1.27, 1.31, .89, .72, 1.35      NMF
           Dividends P/S..................$ .14, .19, .24, .31, .40, .45, .49, .53, .57, .61      17.8%
           Price/Earnings Ratio.........................................................26.1
                                                                                                            ------------
                                                                                                               2,948,124
                                                                                                            ------------
Furniture (1.01%)
  80,000   Leggett & Platt, Inc. @ 25.......................................................                   2,000,000
                                                                                                            ------------
           Produces intermediate products for the home furnishings industry
           Earnings P/S..................$ .33, .21, .17, .32, .44, .56, .73, .81, .90, 1.13      14.7%
           Dividends P/S................$ .08, .095, .105, .11, .12, .14, .16, .19, .23, .27      14.5%
           Price/Earnings Ratio.........................................................24.3
Insurance (5.17%)
  70,000   AFLAC Corp. @ 30 5/16............................................................                   2,121,875
           Global specialty insurer
           Earnings P/S...............$ .27, .39, .41, .52, .63, .82, 1.00, 1.20, 1.44, 2.42      27.6%
           Dividends P/S..................$ .07, .08, .09, .10, .12, .13, .15, .17, .20, .23      14.1%
           Price/Earnings Ratio.........................................................15.4
   8,000   General Re Corp. @ 253 1/2.......................................................                   2,028,000
           Broadly based re-insurance organization
           Earnings P/S......$ 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02, 10.59, 11.08, 12.56       7.6%
           Dividends P/S........$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20       7.0%
           Price/Earnings Ratio.........................................................20.4
  65,000   ReliaStar Financial Corp. @ 48...................................................                   3,120,000
           Financial services company engaged in
           life/health insurance and consumer finance
           Earnings P/S............$ 1.00, .98, .98, .83, 1.13, 1.42, 1.74, 2.32, 2.55, 2.66      11.5%
           Dividends P/S..................$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61       8.6%
           Price/Earnings Ratio.........................................................18.9

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                 COMPOUND
 NUMBER                                                                                           GROWTH       MARKET
OF SHARES                                                                                          RATE         VALUE
---------                                                                                          ----         -----
Insurance (continued)
  30,000   Travelers Group, Inc. @ 60 5/8...................................................                  $1,818,750
           Diversified financial services company
           Earnings P/S............$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00      14.2%
           Dividends P/S................$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40      27.5%
           Price/Earnings Ratio.........................................................23.6
  20,000   UNUM Corp. @ 55 1/2..............................................................                   1,110,000
           Provides disability/health/life insurance and
           pension products
           Earnings P/S...........$ .98, 1.15, 1.40, 1.65, 1.87, 2.01, .96, 1.99, 1.94, 2.52      11.1%
           Dividends P/S..................$ .12, .14, .19, .25, .31, .38, .46, .52, .55, .57      18.9%
           Price/Earnings Ratio.........................................................23.4
                                                                                                            ------------
                                                                                                              10,198,625
                                                                                                            ------------
Leisure (1.09%)
  55,000   Hasbro, Inc. @ 39 5/16...........................................................                   2,162,187
                                                                                                            ------------
           Manufactures toys and infant care products
           Earnings P/S..............$ .55, .68, .70, .63, 1.36, 1.48, 1.32, 1.21, 1.56, .91       5.8%
           Dividends P/S..................$ .05, .07, .08, .10, .13, .15, .18, .21, .25, .31      22.5%
           Price/Earnings Ratio.........................................................43.9
Machinery (2.94%)
  70,000   Dover Corp. @ 34 1/4.............................................................                   2,397,500
           Manufactures a variety of specialized
           industrial products
           Earnings P/S................$ .57, .64, .61, .54, .58, .73, .97, 1.30, 1.73, 1.87      14.1%
           Dividends P/S..................$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36       9.4%
           Price/Earnings Ratio...........................................................18
  80,000   Pentair, Inc. @ 42 1/2...........................................................                   3,400,000
           Manufactures enclosures for electrical, electronic,
           woodworking and power tool equipment
           Earnings P/S............$ .99, .84, .89, 1.11, 1.11, 1.14, 1.32, 1.55, 1.93, 2.39      10.3%
           Dividends P/S..................$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54      10.5%
           Price/Earnings Ratio.........................................................17.4
                                                                                                            ------------
                                                                                                               5,797,500
                                                                                                            ------------
Media (1.45%)
  35,000   McGraw-Hill Companies, Inc. @ 81 9/16............................................                   2,854,688
                                                                                                            ------------
           Provides informational products and services
           for business and industry
           Earnings P/S...........$ .41, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.31, 4.98, 2.99      24.7%
           Dividends P/S.........$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44       5.1%
           Price/Earnings Ratio.........................................................27.8
Medical (6.47%)
  80,000   Abbott Laboratories @ 40 7/8.....................................................                   3,270,000
           Major pharmaceutical and healthcare firm
           Earnings P/S...............$ .48, .56, .59, .69, .79, .89, 1.01, 1.14, 1.29, 1.44      13.0%
           Dividends P/S..................$ .15, .17, .20, .24, .29, .33, .37, .41, .47, .53      15.1%
           Price/Earnings Ratio.........................................................30.5
  20,000   American Home Products Corp. @ 51 3/4............................................                   1,035,000
           Producer of pharmaceuticals and
           medical devices
           Earnings P/S............$ .89, 1.51, 1.53, .92, 1.13, 1.20, 1.74, .92, 1.55, 1.88       8.7%
           Dividends P/S..................$ .45, .49, .54, .60, .67, .72, .74, .76, .79, .83       7.0%
           Price/Earnings Ratio.........................................................26.3
  20,000   Baxter International, Inc. @ 53 13/16............................................                   1,076,250
           The company operates four divisions: renal,
           biotech, cardiovascular and intravenous systems
           and international distribution
           Earnings P/S........$ 1.50, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86, 2.39       5.3%
           Dividends P/S...............$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14      10.3%
           Price/Earnings Ratio.........................................................22.9
  20,000   Bristol-Myers Squibb Co. @ 114 15/16.............................................                   2,298,750
           Producer of pharmaceuticals, medical devices,
           toiletries and beauty aids
           Earnings P/S.........$ 1.70, 1.67, 1.75, 2.00, 1.53, 1.92, 1.95, 1.86, 2.93, 3.34       7.8%
           Dividends P/S.........$ .84, 1.00, 1.06, 1.20, 1.38, 1.44, 1.46, 1.48, 1.50, 1.52       6.8%
           Price/Earnings Ratio.........................................................35.8
  38,000   Johnson & Johnson @ 73 3/4.......................................................                   2,802,500
           Major producer of prescription and
           non-prescription drugs, toiletries, medical
           instruments and supplies
           Earnings P/S............$ .81, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26, 2.54      13.5%
           Dividends P/S..................$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85      15.1%
           Price/Earnings Ratio.........................................................28.3
  25,000   Schering-Plough Corp. @ 91 5/8...................................................                   2,290,625
           Producer of prescription and non-prescription
           drugs, animal health care products, and skin
           and foot care products
           Earnings P/S..............$ .53, .63, .66, .80, .94, 1.10, 1.26, 1.49, 1.72, 2.07      16.3%
           Dividends P/S..................$ .18, .22, .27, .32, .38, .44, .50, .56, .64, .74      17.0%
           Price/Earnings Ratio.........................................................47.5
                                                                                                            ------------
                                                                                                              12,773,125
                                                                                                            ------------
Office (1.46%)
  60,000   Pitney Bowes, Inc. @ 48 1/8......................................................                   2,887,500
                                                                                                            ------------
           Manufactures office automation equipment
           Earnings P/S.............$ .57, 1.15, .68, .90, .99, 1.00, 1.17, 1.38, 1.63, 1.87      14.1%
           Dividends P/S..................$ .23, .26, .30, .34, .39, .45, .52, .60, .69, .80      14.9%
           Price/Earnings Ratio.........................................................13.5
Oil & Gas (4.1%)
  30,000   Chevron Corp. @ 83 1/16..........................................................                   2,491,875
           Integrated, international oil company engaged
           in petroleum operations, chemical operations
           and coal mining
           Earnings P/S.........$ 2.81, 3.05, 3.18, 1.54, 3.57, 1.77, 2.70, 1.67, 4.32, 4.47       5.3%
           Dividends P/S........$ 1.28, 1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28       6.6%
           Price/Earnings Ratio.........................................................18.3
  40,000   Mobil Corp. @ 76 5/8.............................................................                   3,065,000
           One of the largest integrated, international
           oil companies with interest in petrochemicals
           and plastics
           Earnings P/S.........$ 2.20, 2.30, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07, 3.81, 3.94       6.7%
           Dividends P/S........$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12       6.7%
           Price/Earnings Ratio...........................................................19

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                 COMPOUND
 NUMBER                                                                                           GROWTH       MARKET
OF SHARES                                                                                          RATE         VALUE
---------                                                                                          ----         -----
Oil & Gas (continued)
  60,000   Shell Transport &Trading Co., PLC
               American Depositary Receipts
               (Great Britain) @ 42 3/8.....................................................                  $2,542,500
           Involved in all phases in the petroleum industry
           Earnings P/S...............$ .62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57      10.9%
           Dividends P/S..................$ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21      11.3%
           Price/Earnings Ratio.........................................................18.3
                                                                                                            ------------
                                                                                                               8,099,375
                                                                                                            ------------
Paper & Paper Products (0.63%)
  27,000   Kimberly-Clark Corp. @ 45 7/8....................................................                   1,238,625
                                                                                                            ------------
           Leading producer of consumer and personal
           care products
           Earnings P/S..........$ 1.32, 1.35, 1.36, 1.63, 1.06, 1.63, 1.60, .27, 2.58, 1.47       1.2%
           Dividends P/S..................$ .39, .63, .66, .74, .80, .84, .86, .88, .92, .96      10.5%
           Price/Earnings Ratio.........................................................31.8
Retail (7.43%)
  70,000   Dayton Hudson Corp. @ 48 1/2.....................................................                   3,395,000
           General merchandiser selling through Target
           and Mervyn stores
           Earnings P/S...........$ 1.15, .56, .93, .85, .65, .83, .85, .90, .74, 1.24, 1.88      14.4%
           Dividends P/S..................$ .17, .19, .22, .24, .26, .27, .28, .29, .31, .33       7.6%
           Price/Earnings Ratio.........................................................26.6
  37,000   Home Depot, Inc. @ 83 1/16.......................................................                   3,073,313
           Operates a chain of retail building supply/home
           improvement warehouse stores
           Earnings P/S...................$ .11, .12, .16, .22, .29, .36, .45, .54, .70, .85      25.5%
           Dividends P/S................$ .005, .01, .015, .02, .03, .04, .05, .07, .08, .10      39.5%
           Price/Earnings Ratio.........................................................57.4
  20,000   May Department Stores @ 65 1/2...................................................                   1,310,000
           Department store retailer
           Earnings P/S...........1.75, 1.83, 1.99, 2.03, 2.42, 2.83, 2.96, 2.77, 2.97, 3.33       7.4%
           Dividends P/S...............$ .56, .63, .70, .73, .75, .81, .91, 1.01, 1.13, 1.20       8.8%
           Price/Earnings Ratio.........................................................20.4
 150,000   Sysco Corp. @ 25 5/8.............................................................                   3,843,750
           Largest distributor of food service products
           Earnings P/S...................$ .30, .37, .40, .45, .50, .58, .67, .74, .82, .93       5.0%
           Dividends P/S.................$ .04, .045, .05, .07, .11, .14, .18, .22, .26, .30      25.1%
           Price/Earnings Ratio.........................................................27.2
  50,000   Wal-Mart Stores, Inc. @ 60 3/4...................................................                   3,037,500
           Operates chain of discount department stores
           Earnings P/S..............$ .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38, 1.64      14.6%
           Dividends P/S..................$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27      23.6%
           Price/Earnings Ratio.........................................................39.1
                                                                                                            ------------
                                                                                                              14,659,563
                                                                                                            ------------
Utilities (7.35%)
  45,000   Ameritech Corp. @ 44 7/8.........................................................                   2,019,375
           Provider of local telephone service
           Earnings P/S.........$ 1.15, 1.18, 1.17, 1.15, 1.21, 1.15, 1.55, 1.72, 1.99, 2.06       6.7%
           Dividends P/S...............$ .69, .75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15       5.8%
           Price/Earnings Ratio.........................................................22.9
  55,000   Century Telephone Enterprises, Inc. @ 45 7/8.....................................                   2,523,125
           Louisiana-based telecommunications company
           Earnings P/S...............$ .23, .37, .45, .60, .88, .93, 1.33, 1.33, 1.47, 3.09      33.5%
           Dividends P/S........$ .176, .181, .189, .191, .196, .207, .213, .220, .240, .247       3.8%
           Price/Earnings Ratio...........................................................16
  25,000   Duke Energy Corp. @ 59 1/4.......................................................                   1,481,250
           Generates, transmits, distributes and sells
           electric energy in the Piedmont sections of
           North and South Carolina
           Earnings P/S.........$ 2.57, 2.40, 2.44, 2.44, 2.39, 2.96, 3.01, 3.11, 2.96, 2.92       1.4%
           Dividends P/S........$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16       4.8%
           Price/Earnings Ratio.........................................................20.1
  50,000   Northern States Power Co. @ 28 5/8...............................................                   1,431,250
           Provides electric service in the upper Midwest
           Earnings P/S.........$ 1.62, 1.42, 1.39, 1.42, 1.25, 1.58, 1.74, 1.94, 1.89, 1.52      NMF
           Dividends P/S........$ 1.05, 1.10, 1.15, 1.20, 1.25, 1.28, 1.31, 1.34, 1.37, 1.40       3.2%
           Price/Earnings Ratio.........................................................18.5
  80,000   Questar Corp. @ 19 5/8...........................................................                   1,570,000
           Diversified holding company for Utah, Wyoming
           and Colorado natural gas transmission,
           distribution and storage
           Earnings P/S...............$ .64, .73, .78, .77, 1.00, .99, .56, 1.12, 1.27, 1.27       7.9%
           Dividends P/S..................$ .47, .48, .49, .51, .52, .55, .57, .58, .60, .62       3.1%
           Price/Earnings Ratio.........................................................14.8
  90,000   SBC Communications, Inc. @ 40....................................................                   3,600,000
           Provides telephone service throughout the
           United States and internationally
           Earnings P/S..........$ .88, .91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.77, .80      NMF
           Dividends P/S..................$ .61, .65, .68, .71, .73, .75, .78, .82, .85, .89       4.3%
           Price/Earnings Ratio.........................................................48.1
  70,000   Teco Energy, Inc. @ 26 13/16.....................................................                   1,876,875
           Provides electric service in Florida
           Earnings P/S.........$ 1.21, 1.23, 1.22, 1.28, 1.29, 1.38, 1.34, 1.68, 1.68, 1.46       5.9%
           Dividends P/S..............$ .70, .75, .80, .85, .90, .95, 1.00, 1.05, 1.11, 1.17       2.1%
           Price/Earnings Ratio.........................................................18.3
                                                                                                            ------------
                                                                                                              14,501,875
                                                                                                            ------------
                                                                         TOTAL COMMON STOCKS
                                                                          (Cost $85,993,241)                 127,768,562
                                                                                                            ------------
PREFERRED STOCKS (1.21%)
  20,841   CSC Holdings, Inc.,
           11.125%, Ser M @ 115 ............................................................                   2,396,715
                                                                                                            ------------
                                                                      TOTAL PREFERRED STOCKS
                                                                           (Cost $2,338,287)                   2,396,715
                                                                                                            ------------
                                                                            TOTAL COMMON AND
                                                                            PREFERRED STOCKS
                                                                          (Cost $88,331,528)                 130,165,277
                                                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

PAR VALUE
  (000s                                                                       MARKET
 OMITTED)                                                                     VALUE
 --------                                                                     -----
CORPORATE BONDS (15.73%)
   $1,000  Adelphia Communications Corp., Sr Note
           9.25% 10-01-02 @ 103.500....................................     $1,035,000
    1,000  Barclays North American Capital Corp.,
           Gtd Cap Note 9.75% 05-15-21 @ 111.870.......................      1,118,700
    2,250  CSC Holdings, Inc., Deb Ser B
           8.125% 08-15-09 @ 107.250...................................      2,413,125
    1,500  Continental Cablevision, Inc., Deb
           9.50%, 08-01-13 @ 119.153...................................      1,787,295
    1,300  GTE Corp., Deb
           10.25% 11-01-20 @ 111.973...................................      1,455,649
    1,500  Inter-America Development Bank,
           Bond (Supra National) 12.250%
           12-15-08 @ 148.507..........................................      2,227,605
    1,800  Landeskreditbank Baden Wuerttemberg,
           Sub Note (Germany) 7.625%
           02-01-23 @ 116.083..........................................      2,089,494
    2,484  Long Island Lighting Co., Deb
           8.90%, 07-15-19 @ 105.976...................................      2,632,444
      600  Massachusetts Mutual Life Insurance Co.,
           Surplus Note 7.625% 11-15-23 (R) @ 113.393..................        680,358
    1,000  Midland American Capital Corp., Gtd Deb
           12.75% 11-15-03 @ 102.320...................................      1,023,200
    1,898  Midland Cogeneration Venture L.P., Sec Deb
           Ser C-91 10.33% 07-23-02 @ 107.500..........................      2,040,606
      750  New York Life Insurance Co., Surplus Notes
           7.50% 12-15-23 (R) @ 104.481................................        783,608
    1,531  North Atlantic Energy Corp., 1st Mtg Bond
           9.05% 06-01-02 @ 102.789....................................      1,573,700
    3,000  Quebec, Province of, Deb (Canada)
           7.50% 07-15-23 @ 111.560....................................      3,346,800
      400  RJR Nabisco Capital Corp., Sr Notes
           8.75% 04-15-04 @ 107.055....................................        414,824
    1,000  Rogers Cablesystems, Note (Canada)
           9.625% 08-01-02 @ 107.000...................................      1,070,000
      500  Scandinavian Airlines System, Deb
           (Multinational) 9.125% 07-20-99
           @ 103.500...................................................        517,500
    1,100  Security Pacific Corp., Sub Notes
           11.50% 11-15-00 @ 111.896...................................      1,230,856
    1,000  Standard Credit Card Card Master Trust I,
           Class A Credit Card Part Ctf Ser 1994-2
           7.25% 04-07-08 @ 106.8430...................................      1,068,430
      750  Standard Credit Card Master Trust,
           Ser 1995-1 8.25% 01-08-07 @ 111.000.........................        832,500
    1,550  TKR Cable I, Inc., Sr Deb
           10.50% 10-30-97 @ 110.018...................................      1,705,279
                                                                          ------------
                                                  TOTAL CORPORATE BONDS
                                                     (Cost $30,740,627)     31,046,973
                                                                          ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (10.06%)
    2,254  Federal National Mort. Assn., Sr Sub
           7.00%, 07-01-11 @ 101.906...................................      2,297,080
    1,424  Federal National Mort. Assn., Sr Sub
           7.50%, 08-01-08 @ 102.518...................................      1,459,404
    2,000  Federal National Mort. Assn., Sr Sub
           9.50%, 07-01-17 @ 139.757...................................      2,795,144
    1,790  Financing Corp., Bond
           9.65% 11-02-18 @ 143.141....................................      2,562,224
    1,621  Government National Mort. Assn.,
           7.00% 06-15-23 @ 101.750....................................      1,649,723
       95  Government National Mort. Assn.,
           9.00% 04-15-21 @ 107.499....................................      101,739
    1,768  United States Treasury, Bond
           8.125%, 08-15-19 @ 129.062..................................      2,281,816
    1,000  United States Treasury, Bond
           10.75%, 08-15-05 @ 130.109..................................      1,301,090
    2,250  United States Treasury, Bond
           12.00%, 08-15-13 @ 148.266..................................      3,335,985
    2,000  United States Treasury, Note
           6.625%, 03-31-02 @ 103.578..................................      2,071,560
                                                                          ------------
                                         TOTAL UNITED STATES GOVERNMENT
                                               AND AGENCIES OBLIGATIONS
                                                     (Cost $18,934,526)     19,855,765
                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

PAR VALUE
  (000s                                                        INTEREST       MARKET
 OMITTED)                                                        RATE         VALUE
 --------                                                      --------       -----
SHORT-TERM INVESTMENTS (8.58%)
  $16,916  Joint Repurchase Agreement (8.57%)
           Investment in a joint repurchase agreement
             transaction with Toronto Dominion Securities
             USA, Inc. - Dated 06-30-98, due 07-01-98
             (Secured by U.S. Treasury Bond, 9.125% due
             05-15-18, and U.S. Treasury Notes, 5.00%
             thru 8.75% due 12-31-98 thru 04-30-03)
             - Note A ......................................... 5.750%    $16,916,000
                                                                        -------------
           Corporate Savings Account (0.01%)
           Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.95%................................                12,365
                                                                        -------------
                                TOTAL SHORT-TERM INVESTMENTS    (8.58%)    16,928,365
                                                              --------   ------------
                                           TOTAL INVESTMENTS  (100.30%)   197,996,380
                                                              --------   ------------
                           OTHER ASSETS AND LIABILITIES, NET    (0.30%)      (591,567)
                                                              --------   ------------
                                            TOTAL NET ASSETS  (100.00%)  $197,404,813
                                                              ========   ============

NOTES TO SCHEDULE OF INVESTMENTS

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,463,966 or 0.74% of the Fund's net assets as of June 30, 1998.

NMF = Mo Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund


(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Balanced Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Investors Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreements. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund


expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1998.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser has entered into a Sub-Advisory agreement with Sovereign Asset Management Corporation ("SAMCORP") an affiliate of the Adviser, to provide certain equity investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of the stock portion of its management fee.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $125,962. Out of this amount, $19,819 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $51,472 was paid as sales commissions to unrelated broker-dealers and $54,671 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1998, contingent deferred sales charges paid to JH Funds amounted to $62,744.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund


      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are Trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,673.

NOTE C--
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $39,259,168 and $36,930,156, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $8,529,766 and $20,567,857, respectively.

      The cost of investments owned at June 30, 1998 (including the joint repurchase agreement), for federal income tax purposes was $154,936,996. Gross unrealized appreciation and depreciation of investments aggregated $44,381,433 and $1,334,414, respectively, resulting in net unrealized appreciation of $43,047,019.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


Historical Data (Unaudited)

The table below shows the record of the Fund since inception in 1992.
--------------------------------------------------------------------------------

CLASS A                                        PER SHARE
 YEAR                           ----------------------------------------
 ENDED            SHARES         DIVIDENDS     NET ASSET   CAPITAL GAINS
DEC. 31,        OUTSTANDING     FROM INCOME      VALUE     DISTRIBUTION
--------        -----------     -----------      -----     ------------
1992(1)            568,842        $0.0473       $10.19          --
1993             5,792,163         0.4539        10.74     $0.1390
1994             6,295,898         0.4951         9.84      0.0231
1995             5,943,279         0.4373        11.75          --
1996             5,805,051         0.4113        12.27      0.4733
1997             6,322,633         0.3717        13.33      1.0829
1998(2)          6,394,445         0.1735        14.14          --

CLASS B                                        PER SHARE
 YEAR                           ----------------------------------------
 ENDED            SHARES         DIVIDENDS     NET ASSET   CAPITAL GAINS
DEC. 31,        OUTSTANDING     FROM INCOME      VALUE     DISTRIBUTION
--------        -----------     -----------      -----     ------------
1992(1)          1,403,452        $0.0292       $10.20          --
1993             7,327,059         0.3816        10.75     $0.1390
1994             8,046,236         0.4296         9.84      0.0231
1995             7,478,401         0.3632        11.74          --
1996             7,404,823         0.3257        12.27      0.4733
1997             7,598,310         0.2770        13.33      1.0829
1998(2)          7,568,182         0.1248        14.14          --

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.
(2) For the period ended June 30, 1998.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund


Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Balanced Fund as of June 30, 1998.
--------------------------------------------------------------------------------

                                                                  PERCENT OF
                                                               DIVIDEND INCREASE
                                                               -----------------
Abbott Laboratories, Inc. .....................................       11.1%
AFLAC Corp. ...................................................       13.0
Air Products & Chemicals, Inc. ................................       13.3
American Home Products Corp. ..................................        4.9
Ameritech Corp. ...............................................        6.2
Archer-Daniels-Midland Co. ....................................        5.0
Automatic Data Processing, Inc. ...............................       15.2
BancOne Corp. .................................................       10.0
BankAmerica Corp. .............................................       13.1
Baxter International, Inc. ....................................        3.0
Bemis Company, Inc. ...........................................       10.0
Bristol-Myers Squibb Co. ......................................        2.6
Century Telephone Enterprises, Inc. ...........................        5.3
Chevron Corp. .................................................        5.2
Dayton Hudson Corp. ...........................................       12.5
Dover Corp. ...................................................       11.8
DuPont (E.I.) De Nemours & Co. ................................       11.1
Duke Energy Corp. .............................................        3.8
Emerson Electric Co. ..........................................        9.3
First Tennessee National Corp. ................................       10.0
General Electric Co. ..........................................       15.4
General Mills, Inc. ...........................................        6.0
General Re Corp. ..............................................        7.3
Grainger (W.W.), Inc. .........................................       11.1
Hasbro, Inc. ..................................................       19.9
Hewlett-Packard Co. ...........................................       14.3
Home Depot, Inc. ..............................................       20.0
Hubbell, Inc. (Class B) .......................................        6.9
IKON Office Solutions, Inc. ...................................       35.6
Interpublic Group of Companies, Inc. ..........................       15.4
Johnson & Johnson .............................................       13.6
KeyCorp .......................................................       11.9
Kimberly-Clark Corp. ..........................................        4.2
Leggett & Platt, Inc. .........................................        6.7
Masco Corp. ...................................................        4.8
May Department Stores .........................................        5.8
McCormick & Co, Inc. ..........................................        6.7
McGraw-Hill Companies, Inc. ...................................        8.3
Mobil Corp. ...................................................        7.5
NationsBank Corp. .............................................       15.2
Northern States Power Co. .....................................        1.4
Pentair, Inc. .................................................       11.1
PepsiCo, Inc. .................................................        4.0
Pitney Bowes, Inc. ............................................       12.5
Questar Corp. .................................................        4.8
Regions Financial Corp. .......................................       15.0
ReliaStar Financial Corp. .....................................       19.4
RPM, Inc. .....................................................        7.7
SBC Communications, Inc. ......................................       0.04
Schering-Plough Corp. .........................................       15.8
Shell Trans & Trading Co. PLC (ADR) ...........................        0.0
Sigma-Aldrich Corp. ...........................................       12.0
Sonoco Products Corp. .........................................       10.0
Sysco Corp. ...................................................        5.9
Teco Energy, Inc. .............................................        5.1
Travelers Group, Inc. .........................................       25.0
UNUM Corp. ....................................................        3.5
Wal-Mart Stores, Inc. .........................................       14.8
                                                                     -----
The average dividend increase for this group was ..............       10.0%
                                                                      ====

======================================NOTES=====================================

                  John Hancock Funds - Sovereign Balanced Fund

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603             Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                     Permit No. 75
       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             360SA  6/98
                                                                            8/98



                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                    Sovereign
                                 Investors Fund

                                  JUNE 30, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                             SUB-INVESTMENT ADVISER
                        SOVEREIGN ASSET MANAGEMENT CORP.
                              1235 WESTLAKES DRIVE
                           BERWYN, PENNSYLVANIA 19312

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer through the end of June was more of the same. But tremors from Asia have also sparked increased volatility, as corporate earnings and the U.S. economy have shown signs of slowing. What's more, a good part of the market's advance has come from just a small group of the largest companies in the major stock market indexes.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

      The move ahead has been so narrow that some observers believe that most stocks have actually been in a bear market this year. The bond market had its pockets of volatility as well, although U.S. Treasury bonds benefited from their safe-haven status.

      While we don't make a practice of opining on what the market will do next, we believe that after such a long run up, it would be wise for investors to set more realistic expectations. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.


EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

        BY JOHN F. SNYDER, III, AND BARRY EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                            Sovereign Investors Fund

                   Stocks advance despite increased pressures

The first half of the year was challenging for both the economy and the investment markets due to political and economic unrest in Asia, recession and corrupt business practices in Japan and Russia, and price deflation for many commodities. On the positive side, however, high U.S. employment levels and strong wage growth drove consumer confidence to high levels.

      Despite the volatility, the equity market provided strong returns for investors. Since the start of the year, the Standard & Poor's 500 Stock Index -- a broad measure of market performance -- has gained 17.71%. Continuing last year's pattern, however, the market's strong upward trend was not actually driven by the broad market, but instead by a narrow group of stocks. Technology stocks, in particular, were one of the market's strongest sectors, rebounding sharply after their dismal performance in the fourth quarter of 1997. Dell Computer, for example, was up 120% year-to-date; Apple Computer, 119%; Lucent Technologies, 108% and Unisys, 104%.

Performance review

John Hancock Sovereign Investors Fund turned in solid returns during the first half of 1998. However, the Fund's performance trailed the average growth and income fund. The difference in performance was primarily due to the fact that we own almost no technology stocks, while many of our peers invest a portion of their portfolios in this sector. It's not that we don't like technology stocks; they simply don't meet our primary investment criterion. As long-time shareholders know, John Hancock Sovereign Investors Fund focuses on companies that have increased their dividends consistently for at least the past 10 years. We call these

"...high U.S. employment levels and strong wage growth drove consumer confidence..."

[A 3 1/4" x 2 1/4" photo at bottom right of page of fund management team members. Caption below reads "Sovereign Investors Fund management team members (l - r): John Snyder, Barry Evans and Jere Estes."]

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five stocks: 1.) Emerson Electric 2.8%; 2.) General Electric 2.6%; 3.) W.W. Grainger 2.4%; 4.) Wal-Mart Stores 2.3% and 5.) Sysco Corp. 2.3%. A note below the chart reads "As a percentage of net assets on June 30, 1998."]

"...it's particularly important to own strong companies in the current economic environment."

companies "dividend performers." Most technology stocks simply don't meet this criterion. It's admittedly a cautious approach. But the dividend performers strategy has helped the Fund not only maintain a strong risk profile, but also outperform the market in market downturns and produce positive total returns at net asset value in 18 out of the last 19 calendar years. While we can't guarantee future results, the Fund's characteristics may serve as a comfort to investors in this more volatile environment.

      For the six months ended June 30, 1998, John Hancock Sovereign Investors Fund Class A and Class B shares returned 8.57% and 8.19%, respectively, at net asset value. The Fund's Class C shares, which were renamed Class Y shares to conform to industry standards, returned 8.80% at net asset value. At the same time, a new class of C shares was introduced on May 1, and from inception through June 30, 1998 returned - 0.95% at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average growth and income fund returned 12.11% for the same period, according to Lipper Analytical Services, Inc.(1) See pages six and seven for longer-term performance information.

Focus on industry leaders

Companies that make up the dividend performers universe share one common characteristic: they dominate the markets in which they compete. As the economy slows, it will become more difficult for companies with poor fundamentals to show attractive sales and earnings growth. By contrast, these dominant companies will be able to take market share, control industry pricing, expand into new markets, acquire new lines of business, develop new products and services, and grow earnings faster than their industry cohorts. In our view, it's particularly important to own strong companies in the current economic environment. Below are examples of companies that we believe will be the winners in a slowing economy.

      Home Depot is the world's largest home improvement retailer and is among the top 10 retailers in the United States. Home Depot's dominance is obvious when compared to its nearest competitor, which had less than half of Home Depot's sales in 1997. Even with such a dominant market position, Home Depot's market share is only 25% of the domestic do-it-yourself market, providing significant growth opportunities.

      Interpublic Group is the second largest advertising holding company worldwide. In addition to owning premier ad agencies like McCann-Erickson, Interpublic has branched out

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is First Union followed by an up arrow with the phrase "Successful acquisition." The second listing is Home Depot followed by an up arrow with the phrase "Strong consumer confidence." The third listing is IKON Office Solutions followed by a down arrow with the phrase "Difficulty integrating recent acquisitions." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1998". The chart is scaled in increments of 3% with -3% at the bottom and 15% at the top. The first bar represents the 8.57% total return for John Hancock Sovereign Investors Fund Class A. The second bar represents the 8.19% total return for John Hancock Sovereign Investors Fund Class B. The third bar represents the -0.95%* total return for John Hancock Sovereign Investors Fund Class C. The fourth bar represents the 8.80% total return for John Hancock Sovereign Investors Class Y and the fifth bar represents the 12.11% total return for the average growth and income fund. A note below the chart reads "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average small cap fund is tracked by Lipper Analytical Services, Inc. (1). See the following two pages for historical performance information." The footnote below reads "From inception May 1, 1998 to June 30, 1998."]

into non-traditional businesses like direct marketing, public relations and sports marketing. The U.S. advertising industry is in the midst of a long expansion, and growth in Europe is also picking up. Interpublic has achieved an impressive acceleration of new business wins over the past three years and has grown earnings 14% annually over the past five years.

      Hewlett-Packard is one of the few technology stocks that meet our "dividend performers" criterion. The company is a worldwide technology leader with major business lines, including personal computers, workstations, servers and printers. Hewlett-Packard dominates the printer market for both corporate and consumer users and just recently introduced new inkjet printer technology that will leapfrog the competition. In the last two years, HP's sales have skyrocketed, vaulting the company to the number four position in the industry.

Outlook

With the market flirting with new highs, it does not take much courage to predict that the upward spiral will continue in the near term. The economy has been stronger than expected and so has the flow of funds into stocks from both domestic and foreign sources. Inflation has been -- and will continue to be -- benign. However, we do believe that the strong economic underpinnings that produced good corporate earnings last year are disappearing. If this is the case, the market expansion will not be able to continue. Valuations are already extended in a number of areas, including those companies that have been driving the S&P 500.

      The reasons for benign inflation are the very same reasons for our concern about corporate profits in the second half of the year. Global competition has taken almost all of the power to set prices away from corporations and given it to the consumer. Therefore, growth in corporate profits will have to come from increased efficiencies. This suggests substantially slower profit.

      We continue to believe that this is the sweet spot of the economic cycle for the stable growth companies. As corporate earnings growth abates, the economy is likely to show signs of slowing in the second half of 1998. We believe companies that historically have been able to grow their earnings consistently -- that is, "dividend performers" -- will be able to do so through an economic slowdown.

"...the economy is likely to show signs of slowing in the second half of 1998."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Notes to Performance

*     The new Class C shares commenced operations on May 1, 1998.
** Effective May 1, 1998, the former Class C shares were renamed Class Y shares.
(1)   Not annualized.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                 ONE       FIVE         TEN
                                YEAR       YEARS       YEARS
                                ----       -----       -----

Cumulative Total Returns       14.32%     107.75%     292.55%
Average Annual Total Returns   14.32%      15.75%      14.65%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                       SINCE
                                       ONE           INCEPTION
                                      YEAR           (1/3/94)
                                      ----           --------

Cumulative Total Returns              14.42%         101.05%
Average Annual Total Returns          14.42%          16.84%

--------------------------------------------------------------------------------
CLASS C*
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                              SINCE
                                            INCEPTION
                                            (5/1/98)
                                            --------

Cumulative Total Return                     (1.95%)
Average Annual Total Return                 (1.95%)(1)

--------------------------------------------------------------------------------
CLASS Y**
--------------------------------------------------------------------------------

For the period ended June 30, 1998

                                                       SINCE
                                ONE        FIVE      INCEPTION
                               YEAR        YEARS     (5/7/93)
                               ----        -----     --------

Cumulative Total Returns       20.74%    122.65%    123.26%
Average Annual Total Returns   20.74%     17.36%     16.88%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of June 30, 1998
                                                      SEC 30-DAY
                                                        YIELD
                                                        -----

John Hancock Sovereign Investors Fund: Class A          1.23%
John Hancock Sovereign Investors Fund: Class B          0.54%
John Hancock Sovereign Investors Fund: Class C          0.41%
John Hancock Sovereign Investors Fund: Class Y          1.62%

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard and Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Sovereign Investors Fund
Class A shares

Line chart with the heading Sovereign Investors Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent ten years. Within the chart are three lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $61,742 as of June 30, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Investors Fund on December 31, 1987, before sales charge, and is equal to $44,487 as of June 30, 1998. The third line represents the Sovereign Investors Fund after sales charge and is equal to $42,263 as of June 30, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Chart representing the growth of $10,000 investment for the Fund's Class B, C and Y shares in lower right hand corner of page. Within the chart, there are three columns and five rows.

Going from left to right, the first column represents information for Class B shares. From top to bottom the information is as follows: Inception Date:
1/3/94; Without Sales Charge: $20,305; With Maximum Sales Charge: $20,105; Standard and Poor's 500 Stock Index: $26,893. The second column represents Class C shares. Top to bottom information is as follows: Inception date: 5/1/98; Without Sales Charge: $9,905; With Maximum Sales Charge: $9,806; Standard and Poor's 500 Stock Index: $10,227. The third column represents Class Y shares. From top to bottom the information is as follows: Inception Date: 5/7/93; Without Sales Charge: $22,326; With Maximum Sales Charge: N/A; Standard and Poor's 500 Stock Index: $29,063.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Common and preferred stocks (cost - $1,510,263,364) ................    $2,274,377,309
  Corporate bonds (cost - $80,863,234) ...............................        83,765,030
  U.S. government and agencies obligations (cost - $96,682,732) ......        98,708,607
  Joint repurchase agreement (cost - $184,043,000) ...................       184,043,000
  Corporate savings account ..........................................            70,157
                                                                         ---------------
                                                                           2,640,964,103
 Receivable for investments sold .....................................        17,323,072
 Receivable for shares sold ..........................................           732,862
 Dividends receivable ................................................         2,886,251
 Interest receivable .................................................         3,155,825
 Other assets ........................................................           206,861
                                                                         ---------------
             Total Assets ............................................     2,665,268,974
             ---------------------------------------------------------------------------
Liabilities:
 Payable for investments purchased ...................................        31,465,083
 Payable for shares repurchased ......................................           897,677
 Payable to John Hancock Advisers, Inc. and affiliates - Note B ......         4,209,341
 Accounts payable and accrued expenses ...............................           108,191
                                                                         ---------------
             Total Liabilities .......................................        36,680,292
             ---------------------------------------------------------------------------
Net Assets:
 Capital paid-in .....................................................     1,724,999,141
 Accumulated net realized gain on investments ........................       134,332,826
 Net unrealized appreciation of investments ..........................       769,056,936
 Undistributed net investment income .................................           199,779
                                                                         ---------------
             Net Assets ..............................................    $2,628,588,682
             ===========================================================================
Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)
 Class A - $1,854,263,428/76,655,628 .................................            $24.19
 =======================================================================================
 Class B - $715,520,885/29,616,398 ...................................            $24.16
 =======================================================================================
 Class C** - $1,654,047/68,423 .......................................            $24.17
 =======================================================================================
 Class Y*** - $57,150,322/2,361,970 ..................................            $24.20
 =======================================================================================
Maximum Offering Price Per Share*
 Class A - ($24.19 x 105.26%) ........................................            $25.46
 =======================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
**    The new Class C shares commenced operations on May 1, 1998.
***   The old Class C shares were renamed Class Y shares effective May 1, 1998.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Operations
Six months ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Dividends ...........................................................       $17,664,686
 Interest ............................................................        11,183,676
                                                                         ---------------
                                                                              28,848,362
                                                                         ---------------

 Expenses:
   Investment management fee - Note B ................................         6,910,937
   Distribution and service fee - Note B
     Class A .........................................................         2,734,980
     Class B .........................................................         3,366,757
     Class C .........................................................             1,085
   Transfer agent fee - Note B .......................................         2,011,970
   Financial services fee - Note B ...................................           225,315
   Custodian fee .....................................................           177,269
   Miscellaneous .....................................................           123,156
   Trustees' fees ....................................................           105,369
   Registration and filing fees ......................................            88,764
   Printing ..........................................................            38,952
   Auditing fee ......................................................            21,323
   Legal fees ........................................................            15,457
                                                                         ---------------
             Total Expenses ..........................................        15,821,334
             ---------------------------------------------------------------------------
             Net Investment Income ...................................        13,027,028
             ---------------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold ...............................       115,352,481
 Change in net unrealized appreciation/depreciation of investments ...        75,915,811
                                                                         ---------------
             Net Realized and Unrealized Gain on Investments .........       191,268,292
             ---------------------------------------------------------------------------
             Net Increase in Net Assets Resulting from Operations ....      $204,295,320
             ===========================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           SIX MONTHS ENDED
                                                                           YEAR ENDED       JUNE 30, 1998
                                                                        DECEMBER 31, 1997     (UNAUDITED)
                                                                        -----------------  ----------------

Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ..............................................       $27,137,824        $13,027,028
  Net realized gain on investments sold ..............................       240,406,642        115,352,481
  Change in net unrealized appreciation/depreciation of
   investments .......................................................       274,962,970         75,915,811
                                                                         ---------------    ---------------
   Net Increase in Net Assets Resulting from Operations ..............       542,507,436        204,295,320
                                                                         ---------------    ---------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.3203 and $0.1418 per share, respectively) ...........       (22,908,079)       (10,913,472)
   Class B - ($0.1480 and $0.0530 per share, respectively) ...........        (3,461,817)        (1,540,340)
   Class C** - (none and $0.0280 per share, respectively) ............                --             (1,866)
   Class Y*** - ($0.4017 and $0.1821 per share, respectively) ........          (719,361)          (420,138)
  Distributions from net realized gain on investments sold
   Class A - ($2.3840 and none per share, respectively) ..............      (168,473,550)                --
   Class B - ($2.3840 and none per share, respectively) ..............       (58,671,765)                --
   Class Y*** - ($2.3840 and none per share, respectively) ...........        (4,607,424)                --
                                                                         ---------------    ---------------
   Total Distributions to Shareholders ...............................      (258,841,996)       (12,875,816)
                                                                         ---------------    ---------------
From Fund Share Transactions - Net: * ................................       258,579,708         29,446,525
                                                                         ---------------    ---------------
Net Assets:
  Beginning of period ................................................     1,865,477,505      2,407,722,653
                                                                         ---------------    ---------------
  End of period (including undistributed net investment
   income of $48,567 and $199,779, respectively) .....................    $2,407,722,653     $2,628,588,682
                                                                         ===============    ===============

**    The new Class C shares commenced operations on May 1, 1998.
***   The old Class C shares were renamed Class Y shares effective May 1, 1998.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                  SIX MONTHS ENDED
                                                                    YEAR ENDED                      JUNE 30, 1998
                                                                DECEMBER 31, 1997                    (UNAUDITED)
                                                         ------------------------------    ------------------------------
                                                            SHARES            AMOUNT           SHARES          AMOUNT
                                                         -------------    -------------    -------------    -------------
CLASS A
  Shares sold ........................................      19,232,348     $415,010,041        6,540,422     $154,993,262
  Shares issued to shareholders in reinvestment
   of distributions ..................................       8,011,937      178,596,078          412,871       10,031,664
                                                         -------------    -------------    -------------    -------------
                                                            27,244,285      593,606,119        6,953,293      165,024,926
  Less shares repurchased ............................     (22,602,919)    (489,814,527)      (8,329,114)    (197,011,743)
                                                         -------------    -------------    -------------    -------------
  Net increase (decrease) ............................       4,641,366     $103,791,592       (1,375,821)    ($31,986,817)
                                                         =============    =============    =============    =============
CLASS B
  Shares sold ........................................       9,793,231     $212,352,695        4,571,559     $108,481,946
  Shares issued to shareholders in reinvestment
   of distributions ..................................       2,605,792       58,050,121           59,353        1,439,925
                                                         -------------    -------------    -------------    -------------
                                                            12,399,023      270,402,816        4,630,912      109,921,871
  Less shares repurchased ............................      (5,990,391)    (129,781,552)      (2,311,347)     (55,069,906)
                                                         -------------    -------------    -------------    -------------
  Net increase .......................................       6,408,632     $140,621,264        2,319,565      $54,851,965
                                                         =============    =============    =============    =============
CLASS C**
  Shares sold ........................................              --               --           68,563       $1,645,969
  Shares issued to shareholders in reinvestment
   of distributions ..................................              --               --               72            1,738
                                                         -------------    -------------    -------------    -------------
                                                                    --               --           68,635        1,647,707
  Less shares repurchased ............................              --               --             (212)          (5,023)
                                                         -------------    -------------    -------------    -------------
  Net increase .......................................              --               --           68,423       $1,642,684
                                                         =============    =============    =============    =============
CLASS Y***
  Shares sold ........................................         581,603      $12,802,638          350,451       $8,302,092
  Shares issued to shareholders in reinvestment
   of distributions ..................................         238,907        5,326,777           17,231          418,973
                                                         -------------    -------------    -------------    -------------
                                                               820,510       18,129,415          367,682        8,721,065
  Less shares repurchased ............................        (177,952)      (3,962,563)        (158,884)      (3,782,372)
                                                         -------------    -------------    -------------    -------------
  Net increase .......................................         642,558      $14,166,852          208,798       $4,938,693
                                                         =============    =============    =============    =============

**    The new Class C shares commenced operations on May 1, 1998.
***   The old Class C shares were renamed Class Y shares effective May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,                        SIX MONTHS ENDED
                                              ------------------------------------------------------------------    JUNE 30, 1998
                                                 1993         1994          1995         1996            1997         (UNAUDITED)
                                              ----------   ----------    ----------   ----------      ----------      -----------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....      $14.78       $15.10        $14.24       $17.87          $19.48          $22.41
                                              ----------   ----------    ----------   ----------      ----------      ----------
  Net Investment Income ....................        0.44         0.46          0.40         0.36(3)         0.32(3)         0.14(3)
  Net Realized and Unrealized Gain
   (Loss) on Investments ...................        0.39        (0.75)         3.71         2.77            5.31            1.78
                                              ----------   ----------    ----------   ----------      ----------      ----------
      Total from Investment Operations .....        0.83        (0.29)         4.11         3.13            5.63            1.92
                                              ----------   ----------    ----------   ----------      ----------      ----------
  Less Distributions:
   Dividends from Net Investment Income ....       (0.42)       (0.46)        (0.40)       (0.36)          (0.32)          (0.14)
   Distributions from Net Realized Gain
    on Investments Sold ....................       (0.09)       (0.11)        (0.08)       (1.16)          (2.38)             --
                                              ----------   ----------    ----------   ----------      ----------      ----------
      Total Distributions ..................       (0.51)       (0.57)        (0.48)       (1.52)          (2.70)          (0.14)
                                              ----------   ----------    ----------   ----------      ----------      ----------
  Net Asset Value, End of Period ...........      $15.10       $14.24        $17.87       $19.48          $22.41          $24.19
                                              ==========   ==========    ==========   ==========      ==========      ==========
  Total Investment Return at Net Asset
   Value(2) ................................        5.71%       (1.85%)       29.15%       17.57%          29.14%           8.57%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s
   omitted) ................................  $1,258,575   $1,090,231    $1,280,321   $1,429,523      $1,748,490      $1,854,263
  Ratio of Expenses to Average Net Assets ..        1.10%        1.16%         1.14%        1.13%           1.06%           1.05%(5)
  Ratio of Net Investment Income to
   Average Net Assets ......................        2.94%        3.13%         2.45%        1.86%           1.44%           1.21%(5)
  Portfolio Turnover Rate ..................          46%          45%           46%          59%             62%             24%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,                 SIX MONTHS ENDED
                                                  -----------------------------------------------------------   JUNE 30, 1998
                                                      1994              1995          1996            1997       (UNAUDITED)
                                                  -----------       -----------    -----------    -----------    -----------
CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........       $15.02            $14.24         $17.86         $19.46         $22.38
                                                  -----------       -----------    -----------    -----------    -----------
  Net Investment Income(3) .....................         0.38              0.27           0.21           0.16           0.05
  Net Realized and Unrealized Gain (Loss) on
   Investments .................................        (0.69)             3.71           2.77           5.29           1.78
                                                  -----------       -----------    -----------    -----------    -----------
      Total from Investment Operations .........        (0.31)             3.98           2.98           5.45           1.83
                                                  -----------       -----------    -----------    -----------    -----------
  Less Distributions:
   Dividends from Net Investment Income ........        (0.36)            (0.28)         (0.22)         (0.15)         (0.05)
   Distributions from Net Realized Gain on
   Investments Sold ............................        (0.11)            (0.08)         (1.16)         (2.38)            --
                                                  -----------       -----------    -----------    -----------    -----------
      Total Distributions ......................        (0.47)            (0.36)         (1.38)         (2.53)         (0.05)
                                                  -----------       -----------    -----------    -----------    -----------
  Net Asset Value, End of Period ...............       $14.24            $17.86         $19.46         $22.38         $24.16
                                                  ===========       ===========    ===========    ===========    ===========
  Total Investment Return at Net Asset
   Value(2) ....................................        (2.04%)(4)        28.16%         16.67%         28.14%          8.19%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....     $128,069          $257,781       $406,523       $610,976       $715,521
  Ratio of Expenses to Average Net Assets ......         1.86%(5)          1.90%          1.91%          1.83%          1.81%(5)
  Ratio of Net Investment Income to Average
   Net Assets ..................................         2.57%(5)          1.65%          1.10%          0.67%          0.46%(5)
  Portfolio Turnover Rate ......................           45%               46%            59%            62%            24%

                                                                   PERIOD
                                                              FROM MAY 1, 1998
                                                              (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                                JUNE 30, 1998
                                                                 (UNAUDITED)
                                                              ----------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................        $24.43
                                                                  ---------
  Net Investment Income(3) ..................................          0.03
  Net Realized and Unrealized Loss on Investments ...........         (0.26)
                                                                  ---------
     Total from Investment Operations .......................         (0.23)
                                                                  ---------
  Less Distributions:
   Dividends from Net Investment Income .....................         (0.03)
                                                                  ---------
  Net Asset Value, End of Period ............................        $24.17
                                                                  =========
  Total Investment Return at Net Asset Value(2) .............         (0.95%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..................        $1,654
  Ratio of Expenses to Average Net Assets ...................          1.81%(5)
  Ratio of Net Investment Income to Average Net Assets ......          0.73%(5)
  Portfolio Turnover Rate ...................................            24%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,                       SIX MONTHS ENDED
                                               -----------------------------------------------------------------    JUNE 30, 1998
                                                 1993           1994          1995         1996          1997        (UNAUDITED)
                                               ---------      ---------    ---------    ---------      ---------      ---------
CLASS Y(6)
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......     $14.79         $15.11       $14.24       $17.87         $19.48         $22.41
                                               ---------      ---------    ---------    ---------      ---------      ---------
  Net Investment Income .....................       0.27           0.52         0.46         0.44(3)        0.41(3)        0.18(3)
  Net Realized and Unrealized Gain
   (Loss) on Investments ....................       0.48          (0.77)        3.71         2.76           5.30           1.79
                                               ---------      ---------    ---------    ---------      ---------      ---------
      Total from Investment Operations ......       0.75          (0.25)        4.17         3.20           5.71           1.97
                                               ---------      ---------    ---------    ---------      ---------      ---------
  Less Distributions:
   Dividends from Net Investment Income .....      (0.34)         (0.51)       (0.46)       (0.43)         (0.40)         (0.18)
   Distributions from Net Realized Gain
    on Investments Sold .....................      (0.09)         (0.11)       (0.08)       (1.16)         (2.38)            --
                                               ---------      ---------    ---------    ---------      ---------      ---------
      Total Distributions ...................      (0.43)         (0.62)       (0.54)       (1.59)         (2.78)         (0.18)
                                               ---------      ---------    ---------    ---------      ---------      ---------
  Net Asset Value, End of Period ............     $15.11         $14.24       $17.87       $19.48         $22.41         $24.20
                                               =========      =========    =========    =========      =========      =========
  Total Investment Return at Net
   Asset Value(2) ...........................       5.13%(4)      (1.57%)      29.68%       17.99%         29.60%          8.80%(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..    $10,189        $15,128      $19,946      $29,431        $48,256        $57,150
  Ratio of Expenses to Average Net Assets ...       0.88%(5)       0.81%        0.74%        0.75%          0.71%          0.70%(5)
  Ratio of Net Investment Income to
   Average Net Assets .......................       3.17%(5)       3.53%        2.84%        2.26%          1.79%          1.56%(5)
  Portfolio Turnover Rate ...................         46%            45%          46%          59%            62%            24%

(1)   Class B shares commenced operations on January 3, 1994.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3)   Based on the average of the shares outstanding at the end of each month.
(4)   Not annualized.
(5)   Annualized.
(6)   Effective May 1, 1998, Class C shares, which commenced operations on
      May 7, 1993, were renamed Class Y shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Schedule of Investments
June 30, 1998 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratio.

The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on June 30, 1998. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

--------------------------------------------------------------------------------

                                                                                                      COMPOUND
 NUMBER                                                                                                GROWTH            MARKET
OF SHARES                                                                                               RATE             VALUE
---------                                                                                             --------           ------
COMMON STOCKS (86.27%)
Advertising (1.38%)
 600,000   Interpublic Group, Inc. @ 60 11/16...............................................                           $36,412,500
                                                                                                                       -----------
           One of the largest advertising agencies in
           the world
           Earnings P/S..............$ .70, .79, .78, .88, .93, 1.13, 1.26, 1.12, 1.79, 2.00           12.4%
           Dividends P/S..................$ .17, .21, .25, .27, .30, .33, .36, .40, .44, .50           12.7%
           Price/Earnings Ratio.........................................................30.4
Banks (6.62%)
 797,500   Banc One Corp. @ 55 13/16........................................................                            44,510,469
           Ohio-based bank holding company
           Earnings P/S.........$ 1.29, 1.37, 1.51, 1.75, 1.96, 2.09, 1.80, 2.20, 2.52, 1.99            4.9%
           Dividends P/S..............$ .46, .52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38           13.0%
           Price/Earnings Ratio.........................................................16.3
 100,000   BankAmerica Corp. @ 86 7/16......................................................                             8,643,750
           Third largest bank holding company in the U.S.
           Earnings P/S..........$ .76, 1.03, 2.08, 2.39, 2.12, 2.44, 2.78, 3.42, 3.86, 4.60           22.1%
           Dividends P/S...............$ .30, .50, .60, .65, .70, .80, .92, 1.08, 1.22, 1.38           18.5%
           Price/Earnings Ratio.........................................................20.8
 100,000   First Chicago NBD Corp. @ 88 5/8.................................................                             8,862,500
           Holding company for First National Bank
           of Chicago
           Earnings P/S.........$ 2.31, 2.47, 1.62, 1.84, 3.79, 3.58, 3.73, 3.48, 4.57, 5.12           10.8%
           Dividends P/S............$ .60, .75, .89, .93, 1.02, 1.08, 1.17, 1.32, 1.44, 1.60           11.5%
           Price/Earnings Ratio.........................................................17.9
 600,000   First Tennessee National Corp. @ 31 9/16.........................................                            18,937,500
           Tennessee-based bank holding company
           Earnings P/S...............$ .31, .50, .61, .75, .81, .88, 1.04, 1.24, 1.36, 1.60           20.0%
           Dividends P/S..................$ .21, .24, .27, .29, .32, .38, .43, .49, .55, .62           12.8%
           Price/Earnings Ratio.........................................................20.4
 474,300   First Union Corp. @ 58 1/4.......................................................                            27,627,975
           North Carolina-based bank holding company
           Earnings P/S.........$ 1.38, 1.20, 1.26, 1.28, 1.86, 2.09, 2.25, 2.38, 2.59, 2.99            9.0%
           Dividends P/S................$ .43, .50, .54, .56, .64, .75, .86, .98, 1.10, 1.22           12.3%
           Price/Earnings Ratio.........................................................38.0
 450,000   KeyCorp. @ 35 5/8................................................................                            16,031,250
           Bank holding company with offices from
           coast to coast
           Earnings P/S.........$ 1.05, 1.16, 1.18, 1.23, 1.20, 1.43, 1.70, 1.71, 1.67, 2.07            7.8%
           Dividends P/S..................$ .34, .40, .44, .46, .49, .56, .64, .72, .76, .84           10.6%
           Price/Earnings Ratio.........................................................16.1
 500,000   NationsBank Corp. @ 76 1/2.......................................................                            38,250,000
           Largest superregional bank in the Southeast
           Earnings P/S...........$ 2.22, 1.31, .38, .70, 2.21, 2.71, 3.10, 3.63, 4.05, 3.83            6.2%
           Dividends P/S...............$ .47, .55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37           12.6%
           Price/Earnings Ratio.........................................................22.2
 300,000   Norwest Corp. @ 37 3/8...........................................................                            11,212,500
           The 12th largest bank holding company
           in the U.S.
           Earnings P/S..............$ .63, .22, .23, .74, .77, 1.00, 1.26, 1.43, 1.60, 1.83           12.6%
           Dividends P/S..................$ .16, .19, .21, .24, .27, .32, .38, .45, .53, .62           16.2%
           Price/Earnings Ratio.........................................................20.9
                                                                                                                       -----------
                                                                                                                       174,075,944
                                                                                                                       -----------
Beverages (1.02%)
 650,000   PepsiCo, Inc. @ 41 3/16..........................................................                            26,771,875
                                                                                                                       -----------
           Second largest soft drink company
           Earnings P/S...............$ .57, .69, .70, .69, .82, 1.00, 1.14, 1.05, .72, 1.02            6.7%
           Dividends P/S..................$ .12, .15, .18, .21, .23, .28, .32, .36, .41, .47           16.4%
           Price/Earnings Ratio.........................................................41.5
Building (2.13%)
 925,000   Masco Corp. @ 60 1/2.............................................................                            55,962,500
                                                                                                                       -----------
           Manufactures buildings, home improvement
           and consumer products
           Earnings P/S......$ 2.03, 1.42, .91, .57, .46, 1.30, 1.48, 1.14, 1.20, 2.01, 2.53            2.5%
           Dividends P/S..................$ .44, .50, .54, .57, .61, .65, .69, .73, .77, .81            7.0%
           Price/Earnings Ratio.........................................................25.0
Business Services - Misc (0.35%)
 245,000   ServiceMaster Co. @ 36 1/16......................................................                             9,325,312
                                                                                                                       -----------
           Provides management services to health care,
           educational and industrial clients
           Earnings P/S.................$ .25, .27, .52, .54, .77, .86, .83, .99, 1.16, 1.66           23.4%
           Dividends P/S..................$ .34, .35, .37, .38, .39, .40, .41, .43, .45, .47            3.7%
           Price/Earnings Ratio.........................................................21.5
Chemicals (4.23%)
 854,000   Air Products & Chemicals, Inc. @ 40..............................................                            34,160,000
           Producer of industrial gases
           Earnings P/S..........$ 1.01, 1.04, 1.11, 1.16, 1.25, .63, 1.42, 1.87, 1.80, 2.31            9.6%
           Dividends P/S..................$ .28, .32, .35, .38, .42, .45, .48, .51, .54, .58            8.4%
           Price/Earnings Ratio.........................................................16.9

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                                      COMPOUND
 NUMBER                                                                                                GROWTH            MARKET
OF SHARES                                                                                               RATE             VALUE
---------                                                                                             --------           ------
Chemicals (continued)
 420,000   BetzDearborn, Inc. @ 42 3/16.....................................................                           $17,718,750
           Produces and markets a wide range of
           engineered programs and specialty
           chemical products for process systems
           Earnings P/S.........$ 1.77, 2.12, 1.47, 2.53, 2.67, 2.04, 2.45, 2.30, 2.06, 2.89            5.6%
           Dividends P/S..........$ .80, .89, 1.01, 1.16, 1.30, 1.38, 1.42, 1.46, 1.49, 1.51            7.3%
           Price/Earnings Ratio.........................................................13.8
1,026,562  RPM, Inc. @ 17...................................................................                            17,451,554
           Manufacturer of specialty chemicals and
           coatings to waterproof and rustproof structures
           Earnings P/S...................$ .37, .34, .32, .40, .35, .58, .65, .71, .66, .84            9.5%
           Dividends P/S..................$ .20, .22, .24, .27, .29, .31, .34, .36, .39, .42            8.6%
           Price/Earnings Ratio.........................................................19.2
 550,000   Schulman (A.), Inc. @ 19 9/16....................................................                            10,759,375
           Manufactures proprietary and custom plastic
           compounds, buys and sells plastic resins and distributes plastic products and synthetic rubber for prime producers in domestic and international markets
           Earnings P/S............$ .82, .64, .76, 1.11, 1.01, 1.14, 1.48, 1.07, 1.32, 1.46            8.0%
           Dividends P/S..................$ .11, .14, .16, .19, .22, .26, .30, .34, .38, .42           16.1%
           Price/Earnings Ratio.........................................................12.8
 885,000   Sigma-Aldrich Corp. @ 35 1/8.....................................................                            31,085,625
           Manufacturer of biochemical and organic
           products used for research and diagnostics
           Earnings P/S..............$ .65, .72, .59, .84, .99, 1.11, 1.14, 1.36, 1.52, 1.69           12.8%
           Dividends P/S..................$ .08, .09, .10, .11, .13, .15, .17, .19, .23, .26           14.0%
           Price/Earnings Ratio.........................................................20.5
                                                                                                                       -----------
                                                                                                                       111,175,304
                                                                                                                       -----------
Computers (3.77%)
 660,000   Automatic Data Processing, Inc. @ 72 7/8.........................................                            48,097,500
           Largest independent computing services firm
           in the U.S.
           Earnings P/S.............$ .63, .72, .79, .90, 1.01, 1.15, 1.34, 1.53, 1.74, 1.94           13.3%
           Dividends P/S..................$ .13, .15, .17, .20, .23, .26, .29, .35, .42, .48           15.6%
           Price/Earnings Ratio.........................................................38.1
 850,000   Hewlett-Packard Co. @ 59 7/8.....................................................                            50,893,750
           Manufactures and services electronic
           measurement, analysis and computation
           instruments
           Earnings P/S..............$ .88, .77, .83, .93, .86, 1.31, 1.92, 2.63, 2.69, 2.88           14.1%
           Dividends P/S..................$ .07, .10, .11, .13, .20, .24, .29, .38, .46, .54           25.5%
           Price/Earnings Ratio.........................................................20.7
                                                                                                                       -----------
                                                                                                                        98,991,250
                                                                                                                       -----------
Containers (2.44%)
 947,000   Bemis Company, Inc. @ 40 7/8.....................................................                            38,708,625
           Producer of a broad range of flexible
           packaging and equipment and pressure
           sensitive materials
           Earnings P/S.............$ .90, .99, .97, 1.08, 1.10, .94, 1.45, 1.73, 1.86, 2.05            9.6%
           Dividends P/S..................$ .22, .30, .36, .42, .46, .50, .54, .64, .72, .80           15.4%
           Price/Earnings Ratio.........................................................19.4
 840,080   Sonoco Products Corp. @ 30 1/4...................................................                            25,412,420
           Leading manufacturer of containers,
           paper products and packaging
           Earnings P/S...........$ 1.05, 1.12, .55, 1.05, .89, 1.29, 1.33, 1.72, 1.81, 1.81            6.2%
           Dividends P/S..................$ .28, .35, .39, .40, .43, .46, .48, .54, .59, .64            9.6%
           Price/Earnings Ratio.........................................................16.5
                                                                                                                       -----------
                                                                                                                        64,121,045
                                                                                                                       -----------
Diversified Operations (2.03%)
 400,000   DuPont (E.I.) De Nemours & Co. @ 74 5/8..........................................                            29,850,000
           Nation's largest chemical manufacturer
           Earnings P/S............$ 1.77, 1.70, 1.69, .92, .76, .52, 2.23, 2.90, 3.35, 2.02            1.5%
           Dividends P/S...............$ .62, .73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23            7.9%
           Price/Earnings Ratio.........................................................33.7
 640,700   IKON Office Solutions, Inc. @ 14 9/16............................................                             9,330,194
           Distributor of office and paper products
           Earnings P/S...............$ 1.14, .88, .81, 1.04, 1.18, .05, .74, 1.55, .97, .89             NMF
           Dividends P/S........$ .080, .089, .097, .103, .106, .111, .117, .123, .129, .160            8.0%
           Price/Earnings Ratio.........................................................16.8
 250,000   Johnson Controls, Inc. @ 57 3/16.................................................                            14,296,875
           Manufactures automotive systems and
           building controls
           Earnings P/S.........$ 1.28, 1.07, 1.04, 1.22, 1.50, 1.72, 2.03, 2.35, 2.21, 3.25           10.9%
           Dividends P/S..................$ .56, .59, .61, .63, .65, .69, .74, .79, .83, .88            5.2%
           Price/Earnings Ratio.........................................................17.3
                                                                                                                       -----------
                                                                                                                        53,477,069
                                                                                                                       -----------
Electronics (9.77%)
 175,000   AMP, Inc. @ 34 3/8...............................................................                             6,015,625
           World's largest manufacturer of
           electrical/electronic connectors
           Earnings P/S.........$ 1.48, 1.32, 1.31, 1.23, 1.39, 1.44, 1.83, 2.01, 1.24, 2.09            3.9%
           Dividends P/S................$ .50, .60, .68, .72, .76, .80, .84, .92, 1.00, 1.04            8.5%
           Price/Earnings Ratio.........................................................23.7
1,200,000  Emerson Electric Co. @ 60 3/8....................................................                            72,450,000
           Produces and sells electrical/electronic
           products and systems
           Earnings P/S.........$ 1.32, 1.38, 1.40, 1.44, 1.53, 1.91, 1.95, 2.15, 2.39, 2.66            8.1%
           Dividends P/S................$ .52, .58, .64, .67, .70, .74, .80, .92, 1.01, 1.11            8.8%
           Price/Earnings Ratio.........................................................23.4
 750,000   General Electric Co. @ 91........................................................                            68,250,000
           Dominant force in home appliances, electrical
           power, and financial services
           Earnings P/S.........$ 1.09, 1.21, 1.26, 1.28, 1.12, 1.57, 1.84, 2.08, 2.34, 2.67           10.5%
           Dividends P/S.................$ .35, .41, .47, .51, .56, .63, .72, .82, .92, 1.04           12.9%
           Price/Earnings Ratio.........................................................35.1
1,250,000  Grainger (W.W.), Inc. @ 49 13/16.................................................                            62,265,625
           Leading distributor of electrical equipment
           Earnings P/S.........$ 1.10, 1.15, 1.16, 1.19, 1.35, 1.52, 1.31, 1.85, 2.07, 2.37            8.9%
           Dividends P/S..................$ .22, .25, .28, .31, .33, .35, .39, .45, .49, .53           10.3%
           Price/Earnings Ratio.........................................................21.6

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                                      COMPOUND
 NUMBER                                                                                                GROWTH            MARKET
OF SHARES                                                                                               RATE             VALUE
---------                                                                                             --------           ------
Electronics (continued)
 400,000   Honeywell, Inc. @ 83 9/16........................................................                           $33,425,000
           Makes automation and control systems
           Earnings P/S.........$ 3.12, 2.45, 2.39, 2.66, 2.52, 2.34, 2.22, 2.70, 3.27, 3.87            2.4%
           Dividends P/S...............$ .51, .55, .69, .77, .84, .91, .97, 1.01, 1.06, 1.09            8.8%
           Price/Earnings Ratio.........................................................22.9
 375,000   Parker-Hannifin Corp. @ 38 1/8...................................................                            14,296,875
           Operates in the industrial and aerospace
           industries producing a wide range of
           motion control devices and designs and
           manufactures products for the aircraft,
           missile and spacecraft markets
           Earnings P/S.............$ .94, 1.00, .83, .42, .60, 1.28, 1.74, 2.18, 2.21, 2.93           13.5%
           Dividends P/S........$ .366, .373, .393, .406, .413, .426, .433, .453, .480, .567            5.0%
           Price/Earnings Ratio.........................................................12.0
                                                                                                                       -----------
                                                                                                                       256,703,125
                                                                                                                       -----------
Food (1.90%)
 875,000   Archer-Daniels-Midland Co. @ 19 3/8..............................................                            16,953,125
           Processes and merchandises agricultural
           products
           Earnings P/S.................$ .65, .74, .70, .75, .83, .77, 1.19, 1.33, .69, .83            2.8%
           Dividends P/S........$ .028, .033, .046, .048, .050, .053, .063, .110, .184, .193           23.9%
           Price/Earnings Ratio.........................................................21.9
 150,000   ConAgra, Inc. @ 31 11/16.........................................................                             4,753,125
           Leader in frozen & processed foods, and
           distributes agricultural supplies
           Earnings P/S..........$ .54, .62, .71, .75, .79, .91, 1.03, .40, 1.34, 1.35, 1.37           10.9%
           Dividends P/S..................$ .15, .18, .21, .24, .28, .32, .37, .43, .49, .57           16.0%
           Price/Earnings Ratio.........................................................18.9
 250,000   General Mills, Inc. @ 68 3/8.....................................................                            17,093,750
           A leading producer of cereals, specialty foods
           and snack products
           Earnings P/S.........$ 2.06, 2.26, 2.82, 3.05, 3.10, 2.14, 1.64, 3.00, 2.82, 2.67            2.9%
           Dividends P/S...........$ .72, .84, .98, 1.14, 1.30, 1.46, 1.55, 1.71, 1.97, 2.09           12.6%
           Price/Earnings Ratio.........................................................25.9
 200,000   Sara Lee Corp. @ 55 15/16........................................................                            11,187,500
           Manufactures brand name packaged foods
           and consumer products
           Earnings P/S..........$ .88, .31, 1.03, 1.49, 1.36, 1.47, .52, 1.76, 1.99, (1.20)             NMF
           Dividends P/S...................$ .32, .38, .43, .48, .52, .60, .65, .70 .78, .86           11.6%
           Price/Earnings Ratio.........................................................n.a.
                                                                                                                       -----------
                                                                                                                        49,987,500
                                                                                                                       -----------
Furniture (1.42%)
1,490,000  Leggett & Platt, Inc. @ 25.......................................................                            37,250,000
                                                                                                                       -----------
           Produces intermediate products for the home
           furnishings industry
           Earnings P/S..................$ .33, .21, .17, .32, .44, .56, .73, .81, .90, 1.13           14.7%
           Dividends P/S................$ .08, .095, .105, .11, .12, .14, .16, .19, .23, .27           14.5%
           Price/Earnings Ratio.........................................................24.3
Insurance (9.74%)
1,000,000  AFLAC Corp. @ 30 5/16............................................................                            30,312,500
           Global specialty insurer
           Earnings P/S...............$ .27, .39, .41, .52, .63, .82, 1.00, 1.20, 1.44, 2.42           27.6%
           Dividends P/S..................$ .07, .08, .09, .10, .12, .13, .15, .17, .20, .23           14.1%
           Price/Earnings Ratio.........................................................15.4
 100,000   American International Group @ 146...............................................                            14,600,000
           Broadly based property-casualty insurance
           organization
           Earnings P/S.........$ 1.97, 2.05, 2.06, 2.20, 2.36, 2.73, 3.15, 3.67, 4.27, 4.91           10.7%
           Dividends P/S..................$ .08, .10, .12, .14, .16, .17, .19, .22, .25, .28           14.9%
           Price/Earnings Ratio.........................................................30.4
 725,000   Chubb Corp. @ 80 3/8.............................................................                            58,271,875
           Property and casualty insurance
           Earnings P/S.........$ 2.46, 3.04, 3.15, 3.22, 3.49, 1.55, 3.39, 3.91, 3.09, 4.51            7.0%
           Dividends P/S................$ .54, .58, .66, .74, .80, .86, .92, .98, 1.08, 1.16            8.9%
           Price/Earnings Ratio.........................................................22.0
 125,000   General Re Corp. @ 253 1/2.......................................................                            31,687,500
           Broadly based re-insurance organization
           Earnings P/S......$ 6.52, 6.89, 6.96, 7.44, 7.07, 7.38, 9.02, 10.59, 11.08, 12.56            7.6%
           Dividends P/S........$ 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04, 2.20            7.0%
           Price/Earnings Ratio.........................................................20.4
 926,400   ReliaStar Financial Corp. @ 48...................................................                            44,467,200
           Financial services company engaged in
           life/health insurance and consumer finance
           Earnings P/S............$ 1.00, .98, .98, .83, 1.13, 1.42, 1.74, 2.32, 2.55, 2.66           11.5%
           Dividends P/S..................$ .29, .30, .32, .35, .37, .39, .44, .49, .55, .61            8.6%
           Price/Earnings Ratio.........................................................18.9
 645,000   Travelers Group, Inc. @ 60 5/8...................................................                            39,103,125
           Diversified financial services company
           Earnings P/S............$ .91, .71, .82, 1.07, 1.67, 1.94, 1.93, 2.75, 3.50, 3.00           14.2%
           Dividends P/S................$ .045, .048, .06, .08, .12, .16, .19, .27, .30, .40           27.5%
           Price/Earnings Ratio.........................................................23.6
 675,000   UNUM Corp. @ 55 1/2..............................................................                            37,462,500
           Holding company for UNUM Life Insurance
           Company of America
           Earnings P/S...........$ .98, 1.15, 1.40, 1.65, 1.87, 2.01, .96, 1.99, 1.94, 2.52           11.1%
           Dividends P/S..................$ .12, .14, .19, .25, .31, .38, .46, .52, .55, .57           18.9%
           Price/Earnings Ratio.........................................................23.4
                                                                                                                       -----------
                                                                                                                       255,904,700
                                                                                                                       -----------
Leisure (0.90%)
 600,000   Hasbro, Inc. @ 39 5/16...........................................................                            23,587,500
                                                                                                                       -----------
           Designs, manufactures and markets toys,
           games and interactive software
           Earnings P/S..............$ .55, .68, .70, .63, 1.36, 1.48, 1.32, 1.21, 1.56, .91            5.8%
           Dividends P/S..................$ .05, .07, .08, .10, .13, .15, .18, .21, .25, .31           22.5%
           Price/Earnings Ratio.........................................................43.9
Machinery (3.48%)
1,600,000  Dover Corp. @ 34 1/4.............................................................                            54,800,000
           Manufactures a variety of specialized
           industrial products
           Earnings P/S................$ .57, .64, .61, .54, .58, .73, .97, 1.30, 1.73, 1.87           14.1%
           Dividends P/S..................$ .16, .18, .19, .21, .22, .23, .25, .28, .32, .36            9.4%
           Price/Earnings Ratio...........................................................18

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                                      COMPOUND
 NUMBER                                                                                                GROWTH            MARKET
OF SHARES                                                                                               RATE             VALUE
---------                                                                                             --------           ------
Machinery (continued)
 862,900   Pentair, Inc. @ 42 1/2...........................................................                           $36,673,250
           Manufactures enclosures for electrical,
           electronic, woodworking and power tool
           equipment
           Earnings P/S............$ .99, .84, .89, 1.11, 1.11, 1.14, 1.32, 1.55, 1.93, 2.39           10.3%
           Dividends P/S..................$ .22, .27, .29, .31, .33, .34, .36, .40, .50, .54           10.5%
           Price/Earnings Ratio.........................................................17.4
                                                                                                                       -----------
                                                                                                                        91,473,250
                                                                                                                       -----------
Media (3.19%)
 600,000   Gannett Co., Inc. @ 71 1/16......................................................                            42,637,500
           Publishes 81 daily/50 nondaily newspapers,
           operates 10 TV, 8 FM and 7 AM stations
           Earnings P/S.........$ 1.24, 1.18, 1.11, 1.03, 1.24, 1.41, 1.67, 1.64, 2.37, 3.25           11.3%
           Dividends P/S..................$ .51, .56, .61, .62, .63, .65, .67, .69, .71, .74            4.2%
           Price/Earnings Ratio.........................................................22.2
 505,600   McGraw-Hill Companies, Inc. @ 81 9/16............................................                            41,238,000
           Provides informational products and services
           for business and industry
           Earnings P/S...........$ .41, 1.77, 1.73, 1.51, 1.60, .11, 2.04, 2.31, 4.98, 2.99           24.7%
           Dividends P/S.........$ .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44            5.1%
           Price/Earnings Ratio.........................................................27.8
                                                                                                                       -----------
                                                                                                                       83,875,500
                                                                                                                       -----------
Medical (8.97%)
1,100,000  Abbott Laboratories @ 40 7/8.....................................................                            44,962,500
           Major pharmaceutical and healthcare firm
           Earnings P/S...............$ .48, .56, .59, .69, .79, .89, 1.01, 1.14, 1.29, 1.44           13.0%
           Dividends P/S..................$ .15, .17, .20, .24, .29, .33, .37, .41, .47, .53           15.1%
           Price/Earnings Ratio.........................................................30.5
 750,000   Baxter International, Inc. @ 53 13/16............................................                            40,359,375
           The company operates four divisions: renal,
           biotech, cardiovascular and intravenous
           systems and international distribution
           Earnings P/S........$ 1.50, (.05), 1.91, 1.81, 1.73, (.70), 2.01, 1.50, .86, 2.39            5.3%
           Dividends P/S...............$ .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11, 1.14           10.3%
           Price/Earnings Ratio.........................................................22.9
 250,000   Becton Dickinson & Co. @ 77 5/8..................................................                            19,406,250
           Manufactures broad line of medical supplies
           Earnings P/S.........$ 1.00, 1.17, 1.20, 1.19, 1.32, 1.40, 1.67, 1.98, 2.35, 2.50           10.7%
           Dividends P/S..................$ .22, .26, .28, .29, .31, .34, .38, .42, .48, .54           10.5%
           Price/Earnings Ratio.........................................................34.2
 500,000   Bristol-Myers Squibb Co. @ 114 15/16.............................................                            57,468,750
           Produces pharmaceuticals, medical devices,
           non-prescription health products
           Earnings P/S.........$ 1.70, 1.67, 1.75, 2.00, 1.53, 1.92, 1.95, 1.86, 2.93, 3.34            7.8%
           Dividends P/S.........$ .84, 1.00, 1.06, 1.20, 1.38, 1.44, 1.46, 1.48, 1.50, 1.52            6.8%
           Price/Earnings Ratio.........................................................35.8
 726,000   Johnson & Johnson @ 73 3/4.......................................................                            53,542,500
           Major producer of prescription and
           non-prescription drugs, toiletries, medical
           instruments and supplies
           Earnings P/S............$ .81, .86, .99, 1.12, 1.28, 1.41, 1.65, 1.94, 2.26, 2.54           13.5%
           Dividends P/S..................$ .24, .28, .33, .39, .45, .51, .57, .64, .74, .85           15.1%
           Price/Earnings Ratio.........................................................28.3
 150,000   Merck & Co., Inc. @ 133 3/4......................................................                            20,062,500
           World's largest ethical drug manufacturer
           Earnings P/S.........$ 1.26, 1.52, 1.59, 1.89, 2.18, 1.87, 2.45, 2.79, 3.34, 3.96           13.6%
           Dividends P/S.............$ .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42, 1.69           16.4%
           Price/Earnings Ratio.........................................................33.5
                                                                                                                       -----------
                                                                                                                       235,801,875
                                                                                                                       -----------
Metal (0.25%)
 100,000   Illinois Tool Works, Inc. @ 66 11/16.............................................                             6,668,750
                                                                                                                       -----------
           Manufactures construction fasteners and
           packaging systems
           Earnings P/S...............$ .77, .84, .84, .81, .87, .96, 1.33, 1.73, 2.06, 2.46           13.8%
           Dividends P/S..................$ .11, .14, .17, .20, .23, .25, .27, .31, .35, .43           16.4%
           Price/Earnings Ratio.........................................................27.4
Office (1.83%)
1,000,000  Pitney Bowes, Inc. @ 48 1/8......................................................                            48,125,000
                                                                                                                       -----------
           Manufactures office automation equipment
           Earnings P/S.............$ .57, 1.15, .68, .90, .99, 1.00, 1.17, 1.38, 1.63, 1.87           14.1%
           Dividends P/S..................$ .23, .26, .30, .34, .39, .45, .52, .60, .69, .80           14.9%
           Price/Earnings Ratio.........................................................13.5
Oil & Gas (3.17%)
 450,000   Chevron Corp. @ 83 1/16..........................................................                            37,378,125
           One of the largest integrated, international oil
           companies with interest in petrochemicals
           Earnings P/S.........$ 2.81, 3.05, 3.18, 1.54, 3.57, 1.77, 2.70, 1.67, 4.32, 4.47            5.3%
           Dividends P/S........$ 1.28, 1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28            6.6%
           Price/Earnings Ratio.........................................................18.3
 600,000   Mobil Corp. @ 76 5/8.............................................................                            45,975,000
           One of the largest integrated, international oil
           companies with interest in petrochemicals
           and plastics
           Earnings P/S.........$ 2.20, 2.30, 2.70, 1.60, 2.02, 2.60, 2.27, 3.07, 3.81, 3.94            6.7%
           Dividends P/S........$ 1.18, 1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12            6.7%
           Price/Earnings Ratio.........................................................19.0
                                                                                                                       -----------
                                                                                                                        83,353,125
                                                                                                                       -----------
Paper & Paper Products (0.96%)
 550,000   Kimberly-Clark Corp. @ 45 7/8....................................................                            25,231,250
                                                                                                                       -----------
           Leading producer of consumer and personal
           care products
           Earnings P/S..........$ 1.32, 1.35, 1.36, 1.63, 1.06, 1.63, 1.60, .27, 2.58, 1.47            1.2%
           Dividends P/S..................$ .39, .63, .66, .74, .80, .84, .86, .88, .92, .96           10.5%
           Price/Earnings Ratio.........................................................31.8
Retail (9.09%)
1,000,000  Dayton Hudson Corp. @ 48 1/2.....................................................                            48,500,000
           General merchandiser selling through Target
           and Mervyn stores
           Earnings P/S...........$ 1.15, .56, .93, .85, .65, .83, .85, .90, .74, 1.24, 1.88           14.4%
           Dividends P/S..................$ .17, .19, .22, .24, .26, .27, .28, .29, .31, .33            7.6%
           Price/Earnings Ratio.........................................................26.6

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                                      COMPOUND
 NUMBER                                                                                                GROWTH            MARKET
OF SHARES                                                                                               RATE             VALUE
---------                                                                                             --------           ------
Retail (continued)
 650,000   Home Depot, Inc. @ 83 1/16.......................................................                           $53,990,625
           Operates a chain of retail building
           supply/home improvement warehouse stores
           Earnings P/S...................$ .11, .12, .16, .22, .29, .36, .45, .54, .70, .85           25.5%
           Dividends P/S................$ .005, .01, .015, .02, .03, .04, .05, .07, .08, .10           39.5%
           Price/Earnings Ratio.........................................................57.4
 250,000   May Department Stores @ 65 1/2...................................................                            16,375,000
           Department store retailer operating 365 stores
           in 30 states
           Earnings P/S...........1.75, 1.83, 1.99, 2.03, 2.42, 2.83, 2.96, 2.77, 2.97, 3.33            7.4%
           Dividends P/S...............$ .56, .63, .70, .73, .75, .81, .91, 1.01, 1.13, 1.20            8.8%
           Price/Earnings Ratio.........................................................20.4
2,311,600  Sysco Corp. @ 25 5/8.............................................................                            59,234,750
           Largest distributor of food service products
           Earnings P/S...................$ .30, .37, .40, .45, .50, .58, .67, .74, .82, .93            5.0%
           Dividends P/S.................$ .04, .045, .05, .07, .11, .14, .18, .22, .26, .30           25.1%
           Price/Earnings Ratio.........................................................27.2
1,000,000  Wal-Mart Stores, Inc. @ 60 3/4...................................................                            60,750,000
           Operates chain of discount department stores
           Earnings P/S..............$ .48, .50, .59, .73, .90, 1.05, 1.20, 1.21, 1.38, 1.64           14.6%
           Dividends P/S..................$ .04, .06, .07, .09, .11, .13, .17, .20, .21, .27           23.6%
           Price/Earnings Ratio.........................................................39.1
                                                                                                                    --------------
                                                                                                                       238,850,375
                                                                                                                    --------------
Soap & Cleaning Preparations (0.94%)
 800,000   Ecolab, Inc. @ 31................................................................                            24,800,000
                                                                                                                    --------------
           Develops and markets premium institutional
           cleansing, sanitizing and maintenance
           products and services
           Earnings P/S..................$ .03, .54, .46, .50, .52, .63, .64, .77, .92, 1.07           40.5%
           Dividends P/S................$ .16, .165, .17, .175, .18, .20, .23, .26, .29, .34            8.7%
           Price/Earnings Ratio.........................................................30.6
Tobacco (0.75%)
 500,000   Philip Morris Cos., Inc. @ 39 3/8................................................                            19,687,500
                                                                                                                    --------------
           Global tobacco, brewing and food company
           Earnings P/S.........$ 1.06, 1.28, 1.33, 1.48, 1.88, 1.34, 1.90, 2.27, 2.66, 2.45            9.8%
           Dividends P/S..............$ .34, .42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60           18.8%
           Price/Earnings Ratio.........................................................16.3
Transport (0.05%)
  50,000   C.H. Robinson Worldwide, Inc. @ 24 7/8...........................................                             1,243,750
                                                                                                                    --------------
           Provides intermodal transportation services
           Earnings P/S............................................$ .28, .36, .52, .67, .78             NMF
           Dividends P/S...$ .036, .045, .058, .062, .067, .073, .087, .108, .130, .185, .20           21.0%
           Price/Earnings Ratio.........................................................25.5
Utilities (5.89%)
 300,000   Ameritech Corp. @ 44 7/8.........................................................                            13,462,500
           One of the world's largest communications
           companies
           Earnings P/S.........$ 1.15, 1.18, 1.17, 1.15, 1.21, 1.15, 1.55, 1.72, 1.99, 2.06            6.7%
           Dividends P/S...............$ .69, .75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15            5.8%
           Price/Earnings Ratio.........................................................22.9
 300,000   Bell Atlantic Corp. @ 45 5/8.....................................................                            13,687,500
           Telecommunications company providing voice
           and data services in the mid-atlantic region
           Earnings P/S.........$ 1.36, 1.69, 1.23, 1.64, 1.57, 1.73, 1.63, 2.10, 2.03, 1.71            2.6%
           Dividends P/S........$ 1.02, 1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51            4.5%
           Price/Earnings Ratio.........................................................27.4
 500,000   Century Telephone Enterprises, Inc. @ 45 7/8...........................22,937,500
           Louisiana-based telecommunications company
           Earnings P/S...............$ .23, .37, .45, .60, .88, .93, 1.33, 1.33, 1.47, 3.09           33.5%
           Dividends P/S........$ .176, .181, .189, .191, .196, .207, .213, .220, .240, .247            3.8%
           Price/Earnings Ratio.........................................................16.0
 200,000   Duke Energy Corp. @ 59 1/4.......................................................                            11,850,000
           Generates, transmits, distributes and sells
           electric energy in the Piedmont sections
           of North and South Carolina
           Earnings P/S.........$ 2.57, 2.40, 2.44, 2.44, 2.39, 2.96, 3.01, 3.11, 2.96, 2.92            1.4%
           Dividends P/S........$ 1.42, 1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16            4.8%
           Price/Earnings Ratio.........................................................20.1
 450,000   National Fuel Gas Co. @ 43 9/16..................................................                            19,603,125
           Integrated natural gas system serving N.Y., PA.
           and Ohio
           Earnings P/S..........$ 1.93, 1.83, 1.95, 1.89, 1.88, 2.05, 2.27, 2.40, 2.96, .90             NMF
           Dividends P/S........$ 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73            0.5%
           Price/Earnings Ratio.........................................................47.2
 250,000   Northern States Power Co. @ 28 5/8...............................................                             7,156,250
           Provides electric, utility, and gas services to
           mid-western states
           Earnings P/S.........$ 1.62, 1.42, 1.39, 1.42, 1.25, 1.58, 1.74, 1.94, 1.89, 1.52             NMF
           Dividends P/S........$ 1.05, 1.10, 1.15, 1.20, 1.25, 1.28, 1.31, 1.34, 1.37, 1.40            3.2%
           Price/Earnings Ratio.........................................................18.5
1,401,200  Questar Corp. @ 19 5/8...........................................................                            27,498,550
           Diversified holding company for Utah, Wyoming
           and Colorado natural gas transmission,
           distribution and storage
           Earnings P/S...............$ .64, .73, .78, .77, 1.00, .99, .56, 1.12, 1.27, 1.27            7.9%
           Dividends P/S..................$ .47, .48, .49, .51, .52, .55, .57, .58, .60, .62            3.1%
           Price/Earnings Ratio.........................................................14.8
 700,000   SBC Communications, Inc. @ 40....................................................                            28,000,000
           Provides telephone service throughout the
           United States and internationally
           Earnings P/S..........$ .88, .91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.77, .80             NMF
           Dividends P/S..................$ .61, .65, .68, .71, .73, .75, .78, .82, .85, .89            4.3%
           Price/Earnings Ratio.........................................................48.1
 400,000   Teco Energy, Inc. @ 26 13/16.....................................................                            10,725,000
           Holding company for Tampa Electric, which
           provides regulated electric utility services
           in Florida
           Earnings P/S.........$ 1.21, 1.23, 1.22, 1.28, 1.29, 1.38, 1.34, 1.68, 1.68, 1.46            5.9%
           Dividends P/S..............$ .70, .75, .80, .85, .90, .95, 1.00, 1.05, 1.11, 1.17            2.1%
           Price/Earnings Ratio.........................................................18.3
                                                                                                                    --------------
                                                                                                                       154,920,425
                                                                                                                    --------------
                                                                         TOTAL COMMON STOCKS
                                                                       (Cost $1,503,895,932)                         2,267,776,424
                                                                                                                    --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

 NUMBER                                                                    MARKET
OF SHARES                                                                  VALUE
---------                                                                  ------
PREFERRED STOCKS (0.25%)
  57,399   CSC Holdings, Inc., 11.125%, Ser M @ 115 .........             $6,600,885
                                                                      --------------
                                       TOTAL PREFERRED STOCKS
                                            (Cost $6,367,432)              6,600,885
                                                                      --------------
                            TOTAL COMMON AND PREFERRED STOCKS
                                        (Cost $1,510,263,364)          2,274,377,309
                                                                      --------------

PAR VALUE
  (000s
OMITTED)
---------
CORPORATE BONDS (3.19%)
$6,000      Adelphia Communications Corp., Sr Note
            9.25%, 10-01-02 @ 103.500...............                       6,210,000
 4,000      BankAmerica Corp., Sub Note
            8.125%, 02-01-02 @ 106.351..............                       4,254,040
 1,000      BankAmerica Corp., Sub Note
            8.95%, 11-15-04 @ 103.446...............                       1,034,460
 4,000      Cablevison Systems Corp., Sr Deb Ser B
            8.125%, 08-15-09 @ 107.250..............                       4,290,000
 8,000      Citibank Credit Card Master Trust,
            Series 1997-3A 6.839%, 02-10-04
            @ 102.906...............................                       8,163,750
 5,000      Comcast Corp., Sr Sub Deb
            10.25%, 10-15-01 @ 109.865..............                       5,493,250
 1,500      Continental Cablevision, Inc., Deb
            9.50%, 08-01-13 @ 119.153...............                       1,787,295
 5,000      CSC Holdings, Inc., Sr NT
            7.875%, 12-15-07 @ 105.250..............                       5,262,500
 3,000      First Union Corp., Sub Note,
            8.00%, 08-15-09 @ 108.825...............                       3,264,750
 5,000      GTE North Inc., Sr Sub Note,
             9.60%, 01-01-21 @ 122.576..............                       6,128,800
13,305      Guaranteed Trade Trust, Notes
            7.39%, 06-26-06 @ 105.350...............                      14,016,466
 2,000      Landeskreditbank Baden Wuerttemberg,
            Sub Note 7.625%,02-01-23 @116.083.......                       2,321,660
 6,152      Long Island Lighting Co., Deb
            8.90%, 07-15-19 @ 105.976...............                       6,519,644
10,000      Long Island Lighting Co., Deb
            8.20%, 03-15-23 @ 109.250...............                      10,925,000
 2,000      NationsBank Corp., Deb
            9.125%, 10-15-01 @ 108.820..............                       2,176,400
 1,865      North Atlantic Energy Corp., 1st Mtg Bond
            9.050%, 06-01-02 @ 102.789..............                       1,917,015
                                                                       -------------
                                 TOTAL CORPORATE BONDS
                                    (Cost $80,863,234)                    83,765,030
                                                                       -------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (3.76%)
$5,000      Federal Home Loan Mort. Corp., Sr Sub
            8.00%, 12-15-08 @ 106.906...............                       5,345,300
 7,305      Federal Home Loan Mort. Corp., Sr Sub
            7.50%, 08-01-11 @ 102.906...............                       7,516,905
10,000      Federal National Mort. Assn., Sr Sub
            8.50%, 02-01-05 @ 103.969...............                      10,396,900
 5,000      Federal National Mort. Assn., Sr Sub
            6.21%, 11-07-07 @ 102.562...............                       5,128,100
 8,199      Federal National Mort. Assn., Sr Sub
            6.50%, 02-01-12 @ 100.563...............                       8,245,340
 3,000      Federal National Mort. Assn., Sr Sub
            9.50%, 07-01-17@ 139.757................                       4,192,716
 3,883      Government National Mort. Assn.,
            8.00% 08-15-24 @ 103.625................                       4,023,728
 4,503      Government National Mort. Assn.,
            7.50% 07-15-26 @ 102.781................                       4,628,175
 4,151      Government National Mort. Assn.,
            7.50% 11-15-26 @ 102.781................                       4,266,616
12,000      United States Treasury, Bond
            7.750%, 12-31-99 @ 103.156..............                      12,378,720
 7,500      United States Treasury, Bond
            10.750%, 08-15-05 @ 130.109.............                       9,758,175
 7,750      United States Treasury, Bond
            6.125%, 11-15-27 @ 107.156..............                       8,304,590
   100      United States Treasury, Note
            7.875%, 11-15-99 @ 103.062..............                         103,062
 6,000      United States Treasury, Note
            6.25%, 01-31-02 @ 102.234...............                       6,134,040
 8,000      United States Treasury, Note
            6.625%, 03-31-02 @ 103.578..............                       8,286,240
                                                                       -------------
                      TOTAL UNITED STATES GOVERNMENT
                        AND AGENCIES OBLIGATIONS
                              (Cost $96,682,732)                          98,708,607
                                                                       -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund


PAR VALUE
  (000s                                                      INTEREST                MARKET
OMITTED)                                                       RATE                   VALUE
--------                                                       ----                   -----
SHORT-TERM INVESTMENTS (7.00%)
$184,043 Joint Repurchase Agreement (7.00%)
         Investment in a joint repurchase agreement
           transaction with Toronto Dominion
           Securities USA, Inc. - Dated 06-30-98,
           due 07-01-98 (Secured by U.S. Treasury
           Bond, 9.125% due 05-15-18, and by U.S.
           Treasury Notes, 5.00% thru 8.75% due
           12-31-98 thru 04-30-03) - Note A ...........           5.750%            $184,043,000
                                                                                 ---------------
         Corporate Savings Account (0.00%)
         Investors Bank & Trust Company
           Daily Interest Savings Account
           Current Rate 4.95% .........................                                   70,157
                                                                                 ---------------
                           TOTAL SHORT-TERM INVESTMENTS           (7.00%)            184,113,157
                                                            -----------          ---------------
                                      TOTAL INVESTMENTS         (100.47%)          2,640,964,103
                                                            -----------          ---------------
                      OTHER ASSETS AND LIABILITIES, NET           (0.47%)            (12,375,421)
                                                            -----------          ---------------
                                       TOTAL NET ASSETS         (100.00%)         $2,628,588,682
                                                            ===========          ===============

NMF = No Meaningful Figure

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Growth and Income Fund and John Hancock Sovereign Balanced Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

      The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B, Class C and Class Y shares. On May 1, 1998, Class C shares were renamed Class Y shares. The Trustees authorized the issuance of new Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreements. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000. The Adviser has entered into a Sub-Advisory agreement with Sovereign Asset Management Corporation ("SAMCORP"), an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser pays SAMCORP 40% of its management fee.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1998, net sales charges received with regard to sales of Class A shares amounted to $2,198,383. Out of this amount, $325,338 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,004,627 was paid as sales commissions to unrelated broker-dealers and $868,418 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1998 contingent deferred sales charges paid to JH Funds amounted to $589,841.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended June 30, 1998, contingent deferred sales charges amounted to $2.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class Y shares of the Fund.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on an periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At June 30, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $15,319.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1998, aggregated $518,402,057 and $517,465,566, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $65,899,047 and $70,504,434, respectively. The cost of investments owned at June 30, 1998 (including the joint repurchase agreement), for federal income tax purposes was $1,871,852,330. Gross unrealized appreciation and depreciation of investments aggregated $780,728,357 and $11,686,740, respectively, resulting in net unrealized appreciation of $769,041,617.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

Historical Data (Unaudited)
The table below shows the record of the Fund during the past periods.
--------------------------------------------------------------------------------

   CLASS A                                     PER SHARE
     YEAR                       -------------------------------------------
    ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
   DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
   ------------------------------------------------------------------------
     1985           2,105,220       $.53         $11.31           $.44
     1986           2,807,182        .55          12.36            .87
     1987           3,701,248        .58          10.96            .90
     1988           4,099,131        .60          11.19            .38
     1989           5,274,426        .61          12.60            .58
     1990           6,991,411        .59          11.94            .60
     1991          13,560,178        .53          14.31            .67
     1992          59,053,529        .45          14.78            .09
     1993          83,332,510        .42          15.10            .09
     1994          76,585,860        .46          14.24            .11
     1995          71,652,920        .40          17.87            .08
     1996          73,390,083        .36          19.48           1.16
     1997          78,031,449        .32          22.41           2.38
     1998(4)       76,655,628        .14          24.19             --

   CLASS B                                     PER SHARE
     YEAR                       -------------------------------------------
    ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
   DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
   ------------------------------------------------------------------------
     1994(1)        8,996,738       $.36         $14.24           $.11
     1995          14,432,679        .28          17.86            .08
     1996          20,888,201        .22          19.46           1.16
     1997          27,296,833        .15          22.38           2.38
     1998(4)       29,616,398        .05          24.16             --

   CLASS C                                     PER SHARE
     YEAR                       -------------------------------------------
    ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
   DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
   ------------------------------------------------------------------------

     1998(3,4)         68,423       $.03         $24.17            $--

   CLASS Y                                     PER SHARE
     YEAR                       -------------------------------------------
    ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
   DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
   ------------------------------------------------------------------------
     1993(2)          674,320       $.34         $15.11           $.09
     1994           1,062,699        .51          14.24            .11
     1995           1,116,297        .46          17.87            .08
     1996           1,510,614        .43          19.48           1.16
     1997           2,153,172        .40          22.41           2.38
     1998(4)        2,361,970        .18          24.20             --

(1)   Class B shares commenced operations on January 3, 1994.
(2) Effective May 1, 1998, Class C shares, which commenced operations on May 7, 1993, were renamed Class Y shares.
(3)   The new Class C shares commenced operations on May 1, 1998.
(4)   For the period ended June 30, 1998.

                  John Hancock Funds - Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of June 30, 1998.
--------------------------------------------------------------------------------

                                                              PERCENT OF
COMPANY                                                   DIVIDEND INCREASE
-------                                                   -----------------

Abbott Laboratories, Inc. .............................          11.1%
AFLAC Corp. ...........................................          13.0
Air Products & Chemicals, Inc. ........................          13.3
American International Group, Inc. ....................          12.4
Ameritech Corp. .......................................           6.2
AMP, Inc. .............................................           3.8
Archer-Daniels-Midland Co. ............................           5.0
Automatic Data Processing, Inc. .......................          15.2
Banc One Corp. ........................................          10.0
BankAmerica Corp. .....................................          13.1
Baxter International, Inc. ............................           3.0
Becton Dickinson & Co. ................................          11.5
Bell Atlantic Corp. ...................................           4.1
Bemis Company, Inc. ...................................          10.0
BetzDearborn, Inc. ....................................           1.3
Bristol-Myers Squibb Co. ..............................           2.6
C.H. Robinson Worldwide, Inc. .........................           8.1
Century Telephone Enterprises, Inc. ...................           5.3
Chevron Corp. .........................................           5.2
Chubb Corp. ...........................................           6.9
ConAgra, Inc. .........................................          14.7
Dayton Hudson Corp. ...................................          12.5
Dover Corp. ...........................................          11.8
DuPont (E.I.) De Nemours & Co. ........................          11.1
Duke Energy Corp. .....................................           3.8
Ecolab, Inc. ..........................................          18.8
Emerson Electric Co. ..................................           9.3
First Chicago NBD Corp. ...............................          10.0
First Tennessee National Corp. ........................          10.0
First Union Corp. .....................................          13.5
Gannett Co., Inc. .....................................           5.6
General Electric Co. ..................................          15.4
General Mills Co. .....................................           6.0
General Re Corp. ......................................           7.3
Grainger (W.W.), Inc. .................................          11.1
Hasbro, Inc. ..........................................          19.9
Hewlett-Packard Co. ...................................          14.3
Home Depot, Inc. ......................................          20.0
Honeywell, Inc. .......................................           3.7
IKON Office Solutions, Inc. ...........................          35.6
Illinois Tool Works, Inc. .............................          26.3
Interpublic Group of Companies, Inc. ..................          15.4
Johnson & Johnson .....................................          13.6
Johnson Controls, Inc. ................................           7.0
KeyCorp ...............................................          11.9
Kimberly-Clark Corp. ..................................           4.2
Leggett & Platt, Inc. .................................           6.7
Masco Corp. ...........................................           4.8
May Department Stores .................................           5.8
McGraw-Hill Companies, Inc. ...........................           8.3
Merck & Co., Inc. .....................................           7.1
Mobil Corp. ...........................................           7.5
National Fuel Gas Co. .................................           3.4
NationsBank Corp. .....................................          15.2
Northern States Power Co./Mn ..........................           1.4
Norwest Corp. .........................................          10.0
Parker-Hannifin Corp. .................................          12.5
Pentair, Inc. .........................................          11.1
PepsiCo, Inc. .........................................           4.0
Philip Morris Cos., Inc. ..............................          20.0
Pitney Bowes, Inc. ....................................          12.5
Questar Corp. .........................................           4.8
ReliaStar Financial Corp. .............................          19.4
RPM, Inc. .............................................           7.7
Sara Lee Corp. ........................................           9.5
SBC Communications, Inc. ..............................          0.04
Schulman (A.), Inc. ...................................           9.5
ServiceMaster Co. .....................................           5.9
Sigma-Aldrich Corp. ...................................          12.0
Sonoco Products Corp. .................................          10.0
Sysco Corp. ...........................................           5.9
Teco Energy, Inc. .....................................           5.1
Travelers Group, Inc. .................................          25.0
UNUM Corp. ............................................           3.5
Wal-Mart Stores, Inc. .................................          14.8
                                                                -----
The average dividend increase for this group was ......          10.1%
                                                                =====

======================================NOTES=====================================

                  John Hancock Funds - Sovereign Investors Fund

================================================================================

                                                              ----------------
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--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Sovereign Investors Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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